                                                                   EXHIBIT 10aab

                                SUPPLY AGREEMENT

         THIS SUPPLY AGREEMENT ("Agreement") is made and entered into as of the 15th day of August, 2001, by and between ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation ("AWG") and HOMELAND STORES, INC., a Delaware corporation ("HOMELAND"), Chapter 11 debtor-in-possession.

                                    RECITALS:

         THE FOLLOWING RECITALS ARE A MATERIAL PART OF THIS AGREEMENT:

         A. AWG is a wholesaler of grocery and supermarket products operating in a cooperative manner. In entering into this Agreement, AWG is seeking to enhance the interests of its retail members.

         B. Homeland is a retail grocery store operator, and is currently a member of AWG. Homeland currently owns and operates Stores. As used in this Agreement, the term "STORES" shall mean those seventy-eight (78) stores set forth on EXHIBIT "A" attached hereto and incorporated herein by this reference, together with any and all additional, substitute, replacement or other retail grocery stores leased, operated or owned by Homeland at any time during the term of this Agreement. For purposes hereof, "RETAIL GROCERY STORE" shall mean all retail stores selling grocery items, including, without limitation, conventional stores, convenience stores or limited assortment stores. It is the express intent of the parties that at no time during the term of this Agreement shall there be any retail grocery store leased, operated or owned, directly or indirectly, by Homeland which is not to be included as a Store under this Agreement.

         C. Homeland and its parent, Homeland Holding Corporation ("HOLDING"), have filed petitions under Chapter 11 of the Bankruptcy Code ("BANKRUPTCY CASES").

         D. AWG and Homeland entered into that certain Supply Agreement dated as of April 21, 1995, as amended pursuant to that certain First Amendment to Supply Agreement dated as of August 2, 1996 and that certain Second Amendment to Supply Agreement dated as of August 12, 1997 (as so amended, the "1995 SUPPLY AGREEMENT").

         E. In connection with and as certain consideration for the sale to Homeland of nine (9) retail grocery stores by AWG, which were previously owned by Horner Foods Inc., AWG and Homeland entered into, among other things, that certain Supply Agreement dated as of April 23, 1999 (the "HORNER SUPPLY AGREEMENT").

         F. In connection with and as certain consideration for the sale to Homeland of four (4) retail grocery stores previously owned by Brattain Foods, Inc., AWG and Homeland entered into, among other things, that certain Supply Agreement dated as of November 2, 1999 (the "BRATTAIN SUPPLY AGREEMENT").

         G. In connection with and as certain consideration for the sale to Homeland of three (3) retail grocery stores previously owned by Belton Food Center, Inc., AWG and Homeland entered into that certain Supply Agreement dated as of February 29, 2000 (the "BELTON SUPPLY AGREEMENT; the 1995 Supply Agreement, the Horner Supply Agreement, the Brattain Supply Agreement and the Belton Supply Agreement are collectively referred to as the "EXISTING SUPPLY AGREEMENTS").

         H. Homeland desires to continue to be supplied under the Existing Supply Agreements by AWG after the filing of the Bankruptcy Cases and will seek bankruptcy court approval to do so by way of first day orders in the Bankruptcy Cases. To the extent any of the Existing Supply Agreements are deemed an executory contract, Homeland intends to assume such Existing Supply Agreements by way of first day orders in the Bankruptcy Cases. In addition, Homeland and Holding have requested that AWG provide debtor-in-possession financing which the parties intend to have approved by way of first day orders in the Bankruptcy Cases.

         I. Upon the conclusion of the Bankruptcy Cases and after the expiration of the Existing Supply Agreements, Homeland intends that the Stores will continue to be supplied by AWG pursuant to the terms of this Agreement,

         J. AWG and Homeland have entered into certain loan documents dated of even date herewith including, without limitation, that certain Credit Agreement dated of even date herewith (collectively, the "LOAN DOCUMENTS") to provide certain debtor-in-possession financing to allow Homeland, to the extent possible, to continue to operate the Stores, the consummation of which is conditioned upon, among other things, the parties entering into this Agreement and this Agreement receiving Bankruptcy Court approval as part of the debtor-in-possession financing being provided by AWG pursuant to the Loan Documents.

         K. Homeland has advised AWG that Homeland intends to concentrate with AWG an agreed upon percentage of all of its ordering of inventory (including but not limited to all grocery, meat and produce products and all health and beauty products and general merchandise) and supplies (excluding pharmacy purchases) to be held for sale to the public at or to be used in connection with the Stores (hereinafter collectively referred to as the "PURCHASED GOODS").


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

         L. To provide assurances of its intentions to make such minimum purchases and to induce AWG to execute and perform under the Loan Documents, Homeland has agreed to enter into this Agreement.

         M. Homeland desires to provide adequate assurance to AWG that the Stores will continue to be supplied by AWG in the future by granting or taking subject to certain rights with respect to the Stores under (i) a Right of First Refusal Agreement between Homeland and AWG (the "RIGHT OF FIRST REFUSAL AGREEMENT") as set forth on EXHIBIT "B" attached hereto; (ii) a Non-Competition Agreement as set forth on EXHIBIT "C" attached hereto and (iii) Use Restrictions as set forth on EXHIBIT "D-l" and EXHIBIT "D-2" attached hereto (collectively referred to as "SUPPLY PROTECTION AGREEMENTS"), each entered into contemporaneously with this Agreement or as otherwise agreed pursuant to the Loan Documents. It is the parties intent that the implementation and operation of the Supply Protection Agreements will be independent of each other and will not be executory.

         N. AWG is unwilling to enter into the Credit Agreement and associated Loan Documents unless it receives the Supply Protection Agreements and adequate assurances that the Stores will be supplied by AWG during the pendency of the Bankruptcy Cases and will continue to be supplied by AWG pursuant to the terms of the Existing Supply Agreements and this Agreement after the conclusion of the Bankruptcy Cases.

         O. AWG is willing to supply to Homeland and the Stores the Purchased Goods based on the terms, conditions and financial assurances contained herein.

         P. The parties understand and acknowledge that in addition to the consideration set forth specifically herein, AWG will be required to make a substantial current and continuing commitment of its resources in reliance upon Homeland's commitment to purchase products and services as set forth herein, and that AWG and its retail members will not realize the full benefit of their anticipated bargain hereunder unless Homeland materially fulfills its obligations hereunder for the full term of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                               TERMS OF AGREEMENT:

         1. TERM. Except for the Stores on EXHIBIT "E", the term of this Agreement shall be for a period of ten (10) years commencing on August 1, 2001 ("COMMENCEMENT DATE") and ending on August 1, 2011. The Stores on EXHIBIT "E" shall be subject to a term of the longer of: (i) ten (10) years commencing on the Commencement Date and ending on


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

August 1, 2011, or (ii) the remaining term (as extended) of any lease or sublease between AWG and Homeland in connection with any of the Stores described on EXHIBIT "E".

         2. SUPPLY. Subject to the terms and conditions of this Agreement and except as otherwise provided herein, the following obligations of the parties shall begin on the Commencement Date and shall continue for the full term hereof:

                  (a) Products to be Supplied by AWG. AWG agrees to sell, supply and deliver or cause any of its affiliates to sell, supply and deliver Purchased Goods to the Stores. Subject to agreement by AWG as to reasonable minimum volume and slotting requirements for each category, AWG agrees to carry (or cause any of its affiliates to carry) in its or their warehouses and include in Purchased Goods any products requested by Homeland.

                  (b) Products to be Purchased by Homeland. Except as provided in Section 2(e) hereof, Homeland agrees to operate the Stores as retail grocery stores or supermarkets for the entire term of this Agreement. Homeland agrees that with respect to all purchases of Purchased Goods for each Store and for all Stores in the aggregate, Homeland shall concentrate such purchases with AWG such that all purchases of Purchased Goods from AWG and/or its affiliates (valued at wholesale cost), measured quarterly, shall represent at least sixty-five percent (65%) of the value of all Purchased Goods (excluding pharmacy) purchased during the same time period by Homeland (using Homeland's applicable cost of goods sold for purposes of measurement) for each Store individually and for all Stores in the aggregate.

                  (c) Cost of Goods. AWG and/or its affiliates will supply Purchased Goods to Homeland and Homeland shall pay for Purchased Goods at the lowest prices and best terms as are available to AWG's other retail members similarly situated from time to time (based on volumes and elections to participate in special programs). Homeland shall have available to it all cost saving mechanisms available to other AWG retail members, including AWG's Concentrated Purchase Allowance Program ("CPA"). Homeland acknowledges that AWG's prices of goods, terms and CPA (i) are affected by and/or are a direct function of the volume of purchases by Homeland and (ii) are amended periodically by AWG.

                  (d) Certain Assurances to Homeland. Where applicable and as appropriate for Homeland's level of purchases from AWG, AWG agrees that: (i) AWG will pass through promotional and advertising allowances and rebates from manufacturers and vendors to Homeland on the same basis as any other similarly situated AWG member, (ii) Homeland will receive seasonal, special promotions and advertising programs on the best terms available to other AWG members similarly situated and (iii) AWG shall supply and offer to Homeland all advantages, opportunities and services that AWG offers to other similarly situated retail members. AWG further agrees that: (i) Homeland will be given credit for unsalable products and pricing adjustments on the best terms available to other similarly situated AWG members or retailers, (ii) the quality of the Purchased Goods will be consistent with other wholesalers within Homeland's market area, which shall include the area in which the Stores are located, (iii) the activities of AWG will meet all applicable legal and regulatory requirements, (iv) AWG will provide to Homeland a service level commensurate with all other members similarly situated, (v) AWG will make timely deliveries, (vi) AWG will provide quality Purchased Goods within acceptable fresh code dating and in a clean and healthy manner and (vii) AWG shall provide to Homeland from time to time during the term of this Agreement, in the same manner as provided to AWG's other similarly situated retail members, information regarding the availability of all promotional and advertising allowances and rebates.

                  (e) Until the Stores are closed or sold, Homeland intends to continue to own and/or operate such Stores as retail grocery stores. Subject to AWG's Supply Protection Agreements, Homeland has the right to decide whether or not to sell or close one or more of any of the Stores. Homeland has informed AWG and AWG hereby acknowledges that Homeland's current business plan includes the sale of the thirty-four
         (34) Stores described on EXHIBIT "F".

         3. TERMS OF PAYMENT. Homeland acknowledges and agrees that the credit terms for the Stores will be as set forth on EXHIBIT "G" attached hereto and incorporated herein by this reference.

         4. SECURITY FOR PERFORMANCE OF AGREEMENT. Contemporaneously with the execution of this Agreement or as soon thereafter as possible, Homeland shall deliver the following to AWG, which shall be security for all of Homeland's obligations under this Agreement, the Supply Protection Agreements, Homeland's open account arrangement with AWG and all of the other Obligations (as defined in Section 12(a)(viii)):

                  (a) Membership Documents. Homeland and each subsidiary, to the extent any of them have not already done so, that now or hereafter operates a Store agrees to execute and deliver to AWG all member sign-up documents which AWG currently requires to be executed by retail members.

                  (b) Security Agreement. Homeland shall execute and deliver to AWG a Security Agreement in the form of EXHIBIT "H" attached hereto (the "SECURITY AGREEMENT"), together with all UCC-1 financing statements relating thereto which AWG may require.

         In addition, as further security for all of Homeland's obligations under this Agreement, the Supply Protection Agreements, Homeland's open account arrangement with AWG and all of the other Obligations:

                  (i) Homeland shall and does hereby grant, bargain, sell, convey and mortgage to AWG a mortgage and security interest in all of Homeland's right, title, interest or estate now owned or hereafter acquired in or to (A) the Stores, or any part thereof, and their locations, (B) any entity which owns an interest or estate in any Store, (C) all associated rights in connection with the foregoing, (D) any new location to which any Store or its operations are moved, (E) any name under which any Store, or any part thereof, is operated; including, without limitation, any and all (a) ownership interest in the business owned or operated in, at or from any such location, (b) real estate owned or leased at or in connection with any such location,
         (c) furniture, fixtures and equipment or inventory used or located at or in connection with any such location, (d) coupon rights, (e) contract(s) or franchise(s) that are in any way used or associated with any Store or business owned or operated in, at or from any such location, or (f) other tangible or intangible assets of Homeland owned, located or used at or in connection with any such Store or business owned, operated in, at or from any such location and

                  (ii) Homeland shall and does hereby pledge and deliver to AWG, all AWG equity ("AWG EQUITY") owned by Homeland. For purposes of this Agreement, AWG Equity shall be defined as all equity, deposits, credits, sums and indebtedness of any kind or description, whatsoever, at any time owed by AWG to Homeland or at any time standing in the name of or to the credit of Homeland on the books and/or records of AWG, including without limitation, Capital Stock, Members Deposit Certificates, Patronage Refund Certificates, Members Savings, Direct Patronage or Year-End Patronage.

                  (iii) In the event Homeland undertakes future secured financing and upon request from Homeland to do so, AWG will consider subordinating its security interest with respect to the Supply Protection Agreements; provided (A) such subordination is upon terms and conditions acceptable to AWG, and (B) such subordination does not include collateral relating to AWG Equity or any then existing loans outstanding with AWG.

         Nothing contained in this Section 4 is intended to limit in any way the security interest or lien granted by Homeland pursuant to the Security Agreement.

         Homeland agrees to and shall execute such other and further documentation, including mortgages, deeds of trust, security agreements and

         UCC-1 financing statements, and perform such further acts as AWG may from time to time request in connection with the foregoing.

         5. RIGHT OF FIRST REFUSAL. Contemporaneously herewith, Homeland shall grant AWG a right of first refusal (the "RIGHT OF FIRST REFUSAL") to purchase the Stores pursuant to the terms and conditions of a Right of First Refusal Agreement in substantially the form attached hereto as EXHIBIT "B" and incorporated herein.

         6. EXISTING SUPPLY AGREEMENTS AND THIS AGREEMENT. In connection with conflicts and controlling terms, conditions and provisions between the Existing Supply Agreements and this Agreement, the parties agree as follows:

                  (a) The Stores shall be considered Supplied Stores for purposes of Section 3(b) under the 1995 Supply Agreement and the Quarterly Payments described therein for the term therein. The credit terms set forth in this Agreement shall supersede, replace and amend any and all credit terms provided in any of the Existing Supply Agreements.

                  (b) Except as provided in Section 6(a) above, all terms, conditions and provisions relating to the Stores pursuant to this Agreement, the Supply Protection Agreements and/or the documents relating to this Agreement and/or the Supply Protection Agreements, shall be deemed to be in addition to, and not in lieu of, the terms, conditions and provisions of the Existing Supply Agreements and any supply protection agreements executed in connection therewith, including, without limitation, any right of first refusal agreement, use restriction or non-competition agreements (all such documents, together with the Existing Supply Agreements, being the "EXISTING SUPPLY PROTECTION AGREEMENTS"). Except as provided in Section 6(a) above, this Agreement does not amend or alter the terms, provisions or conditions of any of the Existing Supply Protection Agreements. Should there be any direct conflict between the terms of this Agreement and terms of any of the Existing Supply Agreements, then provided this Agreement is in effect, the terms, conditions and provisions of this Agreement shall control.

                  (c) The parties agree that, except as specifically amended and modified herein pursuant to Section 6(a) hereof, all of the terms, conditions, provisions and covenants contained in the Existing Supply Protection Agreements remain unchanged and in full force and effect.

         7. NON-COMPETITION AGREEMENT AND USE RESTRICTION. The parties agree as follows:

                  (a) Homeland agrees to and shall execute a Non-Competition Agreement in the form of EXHIBIT "C" attached hereto and incorporated herein.

                  (b) Homeland acknowledges and agrees that the Stores are subject to Use Restrictions in the form of EXHIBIT "D-1" and EXHIBIT "D-2" attached hereto and incorporated herein and further agrees hereunder for the benefit of AWG that, to the extent of Homeland's interest therein, the real estate comprising the Stores and the improvements thereon (including any leasehold or subleasehold interests therein) shall be dedicated to the exclusive use of a retail grocery facility (including all activities which from time to time are commonly associated with the operation of a grocery facility) which is operated by a retail member of AWG, which utilizes AWG as its primary supplier of grocery products. Homeland acknowledges and agrees that (i) no other use shall be permitted without the prior written consent of AWG, and
         (ii) such Use Restrictions run with the land.

                  (c) If Homeland shall breach the foregoing agreements in this
         Section 7 by way of its actions, omissions or operation of law, Homeland agrees that AWG will have no adequate remedy at law and that immediate injunctive relief will be appropriate. In addition, AWG shall be free to pursue any and all other remedies, including remedies at law, which may be available to such party.

         8. REPRESENTATIONS AND WARRANTIES OF HOMELAND. In addition to any representations and warranties contained elsewhere in this Agreement, Homeland hereby makes the following representations and warranties to and for the benefit of AWG, its successors and permitted assigns, in connection with Homeland and/or the Stores, each of which warranties and representations (i) is material and being relied upon by AWG and (ii) is true in all respects as of the date hereof (or such other date as may be indicated).

                  (a) Organization of Homeland. Homeland is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its business. Homeland is duly licensed and qualified to do business and is in good standing in the states where the Stores are located.

                  (b) Authorization. Homeland has all necessary corporate power and authority and has taken all corporate action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder, including approval of its Board of Directors. This Agreement has been duly executed and delivered by Homeland and is a valid and binding obligation of Homeland.

                  (c) Compliance with Law. Homeland has received no written notification alleging any existing material violation of and to the best of Homeland's knowledge; and except for material violations the consequences of which are stayed by the automatic stay due to the Bankruptcy Cases, Homeland is not in material violation of any applicable statutes, rules, regulations, ordinances, codes, orders, licenses, permits or authorizations.

                  (d) No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a violation of or a conflict with any provision of the Certificate of Incorporation or Bylaws of Homeland, (ii) except for material violations the consequences of which are stayed by the automatic stay due to the Bankruptcy Cases, a breach of, or a default under, any term or provision of any contract, agreement, lease, commitment, license, franchise, permit, authorization or concession to which Homeland is a party or an event which, with notice, lapse of time, or both, would result in any such breach or default, or (iii) except for material violations the consequences of which are stayed by the automatic stay due to the Bankruptcy Cases, a violation by Homeland of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree or award, or an event which with notice, lapse of time, or both, would result in any such violation, which in cases (ii) and (iii) would have a material adverse effect on Homeland's ability to perform its obligations hereunder or consummate the transactions contemplated hereby.

                  (e) Consents and Approvals. Except for any required bankruptcy court consent, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, any consenting party (including lessors) or any other person or entity is required to be made or obtained by Homeland in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                  (f) The Existing Supply Protection Agreements. Each of the Existing Supply Protection Agreements are in full force and effect, and Homeland represents, warrants and covenants to AWG that it has no defenses, causes of action, rights of set off or rights of recoupment with respect to its obligations under the Existing Supply Protection Agreements and that AWG, to date, has performed its obligations under the Existing Supply Protection Agreements and that at no time during the respective terms thereof has AWG been in default under any of the Existing Supply Protection Agreements.

                  (g) Litigation and Proceedings. There are no material actions, suits or proceedings pending or, to the best knowledge of Homeland, threatened against Homeland, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind, which would have a material adverse effect on Homeland's ability to perform its obligations hereunder. To the best of Homeland's knowledge, Homeland is not in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency, and


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

         there are no unsatisfied judgments against Homeland or its business or activities, in each case, which would materially adversely affect Homeland's ability to perform hereunder. To the best of Homeland's knowledge, there is not a reasonable likelihood of an adverse determination of any pending proceeding which would, individually or in the aggregate, have a material adverse effect on Homeland's ability to perform its obligations hereunder.

                  (h) Continuity. All representations and warranties contained in this Agreement, as set forth in the foregoing subsections or otherwise, or in any documents to be delivered pursuant to this Agreement or otherwise required to be executed by Homeland pursuant hereto, shall be true and correct at the time made and shall survive the execution of this Agreement and the performance of the obligations contemplated hereby.

         9. REPRESENTATIONS AND WARRANTIES OF AWG. In addition to any representations and warranties contained elsewhere in this Agreement, AWG hereby makes the following representations and warranties to and for the benefit of Homeland, its successors and assigns, in connection with AWG and/or the Stores, each of which warranties and representations (i) is material and being relied upon by Homeland and (ii) is true in all respects as of the date hereof (or such other date as may be indicated).

                  (a) Organization of AWG. AWG is duly organized, validly existing and in good standing under the laws of the State of Missouri and is qualified to do business in the State of Oklahoma.

                  (b) Authorization. AWG has all necessary corporate power and authority and has taken all corporate action necessary to enter into this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder. This Agreement has been duly executed and delivered by AWG and is a valid and binding obligation of AWG, enforceable against AWG in accordance with its terms.

                  (c) No Conflict or Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (i) a material violation of or a conflict with any provision of the Articles of Incorporation or Bylaws of AWG, (ii) a material breach of, or a default under, any term or provision of any contract, agreement, lease, commitment, license, franchise, permit, authorization or concession to which AWG is a party or an event which with notice, lapse of time, or both, would result in any such breach or default, or (iii) a material violation by AWG of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree, or award, or an event which in the case of (i),
         (ii) or (iii) above, with notice, lapse of time, or both, would result in any such violation, which breach, default or violation would have a materially adverse effect on AWG's ability to perform its obligations hereunder.

                  (d) Compliance with Law. To the best of AWG's knowledge, AWG has received no written notification alleging any existing material violation of any applicable statutes, rules, regulations, ordinances, codes, orders, licenses, permits or authorizations which would have a materially adverse impact on either party's ability to perform its obligations hereunder.

                  (e) Litigation, Proceedings and Applicable Law. To the best of AWG's knowledge, there are no material actions, suits or proceedings pending or, to the best knowledge of AWG, threatened against, or materially adversely affecting AWG's ability to perform its obligations hereunder, at law or in equity or before or by any governmental authority or instrumentality or before any arbitrator of any kind. To the best of AWG's knowledge, AWG is not in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency, and there are no unsatisfied judgments against AWG or its business or activities, in each case, which would have a material adverse effect on AWG's ability to perform hereunder. To the best of AWG's knowledge, there is not a reasonable likelihood of an adverse determination of any pending proceeding which would, individually or in the aggregate, have a material adverse effect on AWG's ability to perform its obligations hereunder.

         10. COVENANTS OF HOMELAND. Homeland agrees as follows:

                  (a) Homeland covenants to AWG that Homeland will use its best efforts to ensure that, in addition to being true in all respects as of the date hereof, the representations and warranties made by Homeland in
         Section 8 will also be true in all respects throughout the term of this Agreement. In the event of any event, occurrence or state of facts resulting in any of such representations or warranties not having been true when made or not being true as of any time during the term of this Agreement, which materially adversely affects Homeland's ability to perform its obligations hereunder, Homeland will notify AWG of such event, occurrence, or state of facts immediately upon Homeland's knowledge thereof.

                  (b) Homeland covenants not to attempt to circumvent AWG's rights under this Agreement or the underlying documents relating to the Supply Protection Agreements by asserting any invalidity of this Agreement, the Supply Protection Agreements or the Existing Supply Protection Agreements.

                  (c) Homeland covenants to provide copies to AWG of all of Homeland's and Homeland Holding Corporation's SEC filings and reports within ten (10) days after filing with or other delivery to the SEC. Homeland shall supply AWG with all audited, consolidated financial statements of Homeland Holding Corporation (which includes Homeland Stores, Inc.) within one hundred twenty (120) days after the end of each fiscal year of Homeland and unaudited consolidated quarterly financial statements of Homeland Holding Corporation (which include Homeland Stores, Inc.) within forty-five (45) days after the end of each of the first three (3) fiscal quarters of Homeland. Homeland shall give AWG prompt notice of any change in Homeland's financial condition which would have a materially adverse effect on Homeland's ability to perform its obligations hereunder.

         11. COVENANTS OF HOMELAND AND AWG. Homeland and AWG each covenant with the other as follows:

                  (a) Consents and Best Efforts. As soon as practicable, AWG and Homeland, as applicable, will commence and diligently pursue all reasonable action required hereunder (i) to obtain all required documents, consents, approvals and agreements, (ii) to give all notices and make all filings with, any third parties as may be necessary to authorize, approve or permit full and complete compliance with the terms of the Agreement, (iii) to identify and/or obtain all collateral required hereunder and (iv) to cause all documentation contemplated hereunder to be executed and delivered.

                  (b) Evidence of Insurance. During the term hereof, AWG shall provide Homeland with current evidence of all product liability and comprehensive insurance carried by AWG in connection with its wholesale operation under this Agreement.

                  (c) Material Changes to Representations and Warranties. During the term hereof, each party hereby covenants that it will provide the other with written notice of any change to their respective representations and warranties contained herein which materially adversely affects either party's ability to perform its obligations hereunder.

                  (d) Necessary Resources. AWG has and will have during the term of the Agreement the necessary resources, equipment and personnel to sell, supply and deliver the Purchased Goods to the Supplied Stores and to otherwise fulfill its obligations hereunder.

         12. EVENTS OF DEFAULT. The following shall be events of default ("EVENTS OF DEFAULT"):

                  (a) Homeland Defaults. The following shall be Events of Default by Homeland hereunder:

                           (i) Failure to Meet Credit Requirements. Homeland's
                  failure to meet AWG's credit requirements as set forth on EXHIBIT "G" attached hereto and incorporated herein.

                           (ii) Transfer of Security. Homeland's transfer or
                  other failure to preserve any security pledged in connection with any Obligation, as defined herein, and set forth in this Agreement.

                           (iii) Non-Payment/Failure to Perform. Homeland's
                  failure to make any payment when due or breach, violation, or failure to perform any of the other agreements, terms, covenants, provisions or conditions contained herein in any material respect; it being understood that the events of default specified in this Section 10(a)(iii) are in addition to, but are not in limitation of, the other events of default specified in Section 12(a).

                           (iv) Breach of Warranty or Representation. Any breach
                  or failure to be true of any of the warranties or representations given by Homeland to AWG herein, which materially adversely affects Homeland's ability to perform its obligations hereunder.

                           (v) Breach of Other Agreements. Breach, in any
                  material respect, by Homeland of any other agreement entered into between Homeland and AWG, including but not limited to the underlying documents relating to the Supply Protection Agreements, or Existing Supply Protection Agreements, member sign-up documents or any loan, lease or sublease documents.

                           (vi) Breach of the Use Restriction. Breach, in any
                  material respect, by Homeland of the provisions of the Use Restrictions to which the Stores are subject.

                           (vii) Bankruptcy Matters. If Homeland, except in
                  connection with or pursuant to its Chapter 11 bankruptcy filing on or about the date hereof: (A) files a petition under the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing; or (B) files any answer admitting insolvency or inability to pay its debts; or
                  (C) is the subject of any petition of involuntary bankruptcy which is not dismissed within thirty (30) days after filing; or (D) becomes the subject of an order for relief against it in any bankruptcy proceeding; or (E) has a custodian or trustee or receiver appointed for it or has any court take jurisdiction of its property, or the major part thereof, in any involuntary proceeding for the purpose of reorganization, arrangement, dissolution or liquidation; or (F) makes an assignment for the benefit of creditors; or (G) admits in writing its inability to pay its debts generally as they become due; or (H) is generally not paying its debts as they become due; or (I) consents to an appointment of a custodian, receiver or trustee of all its property, or the major part thereof.

                           (viii) Default under any other Obligations. A default
                  by Homeland of any other Obligations owed to AWG. As used in this Agreement, the term "OBLIGATIONS" shall collectively mean, include and refer to all present and future loans and advances made by AWG to Homeland, and all notes, debts, liabilities, indebtedness, obligations, covenants and duties of, or made or owed by Homeland, or any guarantor or surety of any of the same (collectively, "GUARANTORS") to AWG, including, without limitation, those under any agreement, contract, lease or sublease of any of the same, of every kind, nature and description, present or future, however evidenced, created or incurred, whether primary or secondary, direct or indirect (by guaranty or otherwise), absolute or contingent, due or not due, now existing or hereafter arising and however acquired or extended, matured or unmatured, voluntary or involuntary, liquidated or unliquidated, monetary or non-monetary, determined or undetermined, earned or unearned, joint or several or otherwise, whether or not such notes, loans, advances, debts, liabilities, indebtedness, obligations, contracts, covenants and duties are of the same kind or quality or relate to the same transactions or the same series of transactions, all sums payable by Homeland, any affiliate of Homeland or any Guarantor to AWG under this Agreement or any promissory note, loan agreement, security agreement or other loan document, contract, lease, sublease, or under any open account arrangement between Homeland, any affiliate of Homeland or any Guarantor and AWG and all costs and expenses, including but not limited to attorneys' fees incurred by AWG in preparing, reviewing, securing, collecting (including, but not limited to, those arising in any bankruptcy proceeding), enforcing or compromising any of said notes, loans, advances, debts, liabilities, indebtedness, obligations, contracts, covenants and duties.

                  (b) AWG Defaults. The following shall be Events of Default by
         AWG:

                           (i) Failure to Perform. AWG's breach, violation or
                  failure to perform any of the terms, covenants or conditions contained herein in any material respect.

                           (ii) Breach of Other Agreements. Breach, in any
                  material respect, by AWG of any other agreement entered into between Homeland and AWG.

                           (iii) Bankruptcy Matters. If AWG: (A) files a
                  petition under the Federal Bankruptcy Code or any similar law, state or federal, whether now or hereafter existing; or (B) files any answer admitting insolvency or inability to pay its debts; or (C) is the subject of any petition of involuntary bankruptcy which is not dismissed within thirty
                  (30) days after filing; or (D) becomes the subject of an order for relief against it in any bankruptcy proceeding; or (E) has a custodian or trustee or receiver appointed for it or has any court take jurisdiction of its property, or the major part thereof, in any involuntary bankruptcy proceeding for the purpose of reorganization, arrangement, dissolution or liquidation; or (F) makes an assignment for the benefit of creditors; or (G) admits in writing its inability to pay its debts generally as they become due; or (H) is generally not paying its debts as they become due; or (I) consents to an appointment of a custodian, receiver or trustee of all its property, or the major part thereof.

         13. CROSS-DEFAULT. Homeland hereby agrees that a default under this Agreement shall automatically constitute a default under each of the other Obligations, and conversely, the occurrence of a default or an Event of Default hereunder or under any of the other Obligations shall automatically constitute a default or an Event of Default under this Agreement. All of the collateral provided to AWG in connection with this Agreement (whether any of the collateral has previously been provided to AWG, is being provided to AWG in connection with this Agreement or is hereafter provided to AWG) shall secure repayment of all of the Obligations (including principal, interest, expenses, costs, charges and fees) so long as any portion of the Obligations remains outstanding and unpaid, notwithstanding any intervening payment of the portion of the Obligations originally secured by any particular part of the collateral.

         14. REMEDIES.

                  (a) General. Except for obligations to pay money which must be performed exactly when required without notice or cure, if any Event of Default shall remain uncured for ten (10) days after the defaulting party receives written notice thereof, the non-defaulting party may declare this Agreement to be in default. In such event, the non-defaulting party may terminate this Agreement and/or exercise all other remedies available to it at law or in equity, including but not limited to the rights set forth herein. AWG shall have the right to offset any monetary obligations of AWG to Homeland against amounts owed to AWG by Homeland. At any time that Homeland is in default hereunder, AWG shall be under no obligation to accept orders for or ship Purchased Goods. In the event of an Event of Default by Homeland or in the event this Agreement is terminated, then Homeland's membership in AWG may, at AWG's sole discretion, be terminated.

                  (b) Change of Control. In the event of the transfer of more than twenty percent (20%) of the stock of Homeland or Homeland Holding Corporation to an entity primarily engaged (including through any subsidiary, affiliate or otherwise) in the retail or wholesale grocery business, AWG shall have the right, but not the obligation, to terminate this Agreement and any one or more of the Existing Supply Protection Agreements. Nothing contained in this
         Section 14(b) is intended to, and shall not be interpreted to, limit in any way the 1995 Supply Agreement.

                  (c) Liquidated Damages. In the event that Homeland (i) breaches its obligations hereunder to purchase Products from AWG or
         (ii) discontinues using AWG as its primary supplier as described herein, in either case, with respect to any Store, AWG shall be entitled to receive from Homeland, and Homeland agrees to pay to AWG, within ten (10) business days after such breach or discontinuation an amount equal to (A) the average monthly wholesale purchases for such Store or Stores for the twelve (12) periods immediately preceding the four (4) week period in which the breach or discontinuation occurred (or if such Store has been in operation for less than twelve (12) four
         (4) week periods then the average monthly wholesale purchases for such shorter period) multiplied by (B) the number of four (4) week periods including and following the four (4) week period in which such breach or discontinuation occurred through the remaining term during which this Agreement would have remained effective, multiplied by (C) three percent (3%). For purposes of calculating the amount of liquidated damages under the preceding sentence, the amount of the average four
         (4) week wholesale purchases shall also include the average four (4) week wholesale purchases for any additional and replacement retail grocery stores opened or acquired, during the twelve (12) four (4) week periods following such breach or discontinuation, by Homeland for the first twelve (12) four (4) week periods following the opening or acquisition of such retail grocery store. The portion of the liquidated damages payable hereunder and calculated on the basis of the preceding sentence shall be payable by Homeland to AWG on or before ten (10) business days following the first date on which such calculation can be made. The foregoing manner of calculating damages is agreed upon as a manner of calculating liquidated damages and not penalties. The parties hereto have agreed to the foregoing manner of calculating damages in an attempt to make a reasonable forecast of probable actual loss because of the difficulty of estimating with exactness the actual damages that will result. Subject to Homeland complying with the Supply Protection Agreements and Sections 6 and 7 of the Intercreditor Agreement (as defined in the Credit Agreement), as applicable, the closing or selling of a Store or Stores, regardless of whether the Store or Stores is listed on EXHIBIT "F", pursuant to Section 2(e) or a liquidation of Homeland in the Bankruptcy Cases shall not give rise to liquidated damages under this Section 14(c).

         15. FORCE MAJEURE. In the event either party hereto shall be delayed or hindered in or prevented from the performance of any act required under this Agreement by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations (this does not include proceedings under any bankruptcy law), riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Agreement, then, upon written notice of such force majeure event from the affected party to the other party, performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The affected party shall resume performance as soon as practicable thereafter. The mere inability to pay monetary amounts hereunder (no matter how caused) shall not be considered force majeure event hereunder.

         16. NO ASSUMPTION OF LIABILITIES.

                  (a) By entering into this Agreement or performing any act or agreement hereunder, AWG does not assume or undertake any obligations or liabilities of Homeland and shall not be responsible for the payment of any liabilities or obligations of Homeland whatsoever, including, without limitation, the following:

                           (i) Claims by Homeland's employees, former employees
                  or others under any private or collective contract, agreement or the like or any state, Federal, local or other laws, statutes, executive order, regulations, ordinances, codes or the like including, but not limited to, claims in connection with employee wages, vacation pay, severance pay, holiday pay, sick leave pay, other union claims, detrimental reliance claims, implied contract claims, WARN notice claims, worker's compensation claims, ERISA claims, COBRA claims, civil rights laws claims, claims under the Fair Labor Standards Act or Labor Management Relations Act, Americans with Disabilities Act, employment discrimination claims of all types, claims regarding health and welfare benefits or premiums, claims regarding union collective bargaining agreements and/or supplemental agreements, sexual harassment claims, disability claims, Family and Medical Leave Act claims, pension fund liability (whether for current or unfunded accrued liabilities), claims or other problems arising under OSHA, claims in connection with environmental problems, claims arising out of Homeland's agreements with third parties or its affiliates or any other obligations of Homeland of any kind or character;

                           (ii) Demands, causes of action, obligations or
                  liabilities (including damages, costs and reasonable attorneys fees) from any claim of any third party arising out of Homeland's acts, omissions or agreements including, but not limited to, those types of claims set forth above in Section 16(a)(i).

                  (b) Relationship. The relationship of AWG and Homeland under this Agreement is primarily that of wholesale supplier and retail customer and as otherwise specifically set forth herein and in the documents contemplated hereby. There is no agency relationship between Homeland and AWG; AWG is not a successor or assign or alter ego to Homeland; Homeland and AWG are not involved in a joint venture or partnership.

                  (c) By entering into this Agreement or performing any act or agreement hereunder, Homeland does not assume or undertake any obligations or liabilities of AWG, including, without limitation, the following:

                           (i) Claims by AWG's employees, former employees or
                  others under any private or collective contract, agreement or the like or any state, Federal, local or other laws, statutes, executive order, regulations, ordinances, codes or the like including, but not limited to, claims in connection with employee wages, vacation pay, severance pay, holiday pay, sick leave pay, other union claims, detrimental reliance claims, implied contract claims, WARN notice claims, worker's compensation claims, ERISA claims, COBRA claims, Civil Rights Laws claims, claims under the Fair Labor Standards Act or Labor Management Relations Act, Americans with Disabilities Act, employment discrimination claims of all types, claims regarding health and welfare benefits or premiums, claims regarding union collective bargaining agreements and/or supplemental agreements, sexual harassment claims, disability claims, Family and Medical Leave Act claims, pension fund liability (whether for current or unfunded accrued liabilities), claims or other problems arising under OSHA, claims in connection with environmental problems, claims arising out of AWG's agreements with third parties or its affiliates or any other obligations of AWG of any kind or character; and

                           (ii) Demands, causes of action, obligations or
                  liabilities (including damages, costs and reasonable attorneys fees) from any claim of any third party arising out of AWG's acts, omissions or agreements including, but not limited to, those types of claims set forth above in Section 16(c)(i).

         17. GOVERNING LAW, VENUE. The laws of the State of Kansas shall govern the interpretation, validity, performance and enforcement of this Agreement. Any dispute or cause of action under this Agreement shall be resolved in a court of competent jurisdiction in Johnson County, Kansas; provided, however, any dispute or cause of action under this Agreement from the Commencement Date until a plan of reorganization is consummated shall be resolved in the court with jurisdiction over the Bankruptcy Cases.

         18. COUNTERPARTS. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          19. HEADINGS; CONSTRUCTION. The headings which have been used throughout this Agreement have been inserted for convenience of reference only and do not constitute matters to be construed in interpreting this Agreement. Words of any gender used in this Agreement shall be held and construed to include any other gender and words in the singular numbers shall be held to include the plural, and vice versa, unless the context requires otherwise. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" when used in this Agreement shall refer to the entire Agreement and not any particular provision or section. If the last day of any time period stated herein shall fall on a Saturday, Sunday or legal holiday, then the duration of such time period shall be shortened so that it shall end on the next preceding day which is not a Saturday, Sunday or legal holiday.

         20. BINDING AGREEMENT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties named herein and to the respective permitted successors. Except as provided herein, neither this Agreement nor the rights or obligations hereunder may be assigned or delegated by either party without the prior written consent of the other party.

         21. RECITALS. The opening recitals are a material part of this Agreement and are incorporated herein by reference.

         22. SEVERABILITY. In the event any of the provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, then, to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision had never been contained herein. Furthermore, any such invalid, illegal or unenforceable provision shall be deemed amended to reflect, and enforced to carry out, to the greatest extent valid, legal, and enforceable, the intentions of the parties, as determined by the original language of such invalid, illegal or unenforceable provision. It is the intent of the parties that none of the provisions hereof is severable for any purpose (including bankruptcy) other than to avoid invalidity, illegality or unenforceability. For purposes hereof, the Supply Protection Agreements shall not be considered provisions hereof but shall be considered separate agreements delivered as part of the consideration for this Agreement. In addition, while the execution of this Agreement and the Supply Protection Agreements are conditions precedent to the execution and the performance by AWG under the Loan Documents, once executed, this Agreement and each of the Supply Protection Agreements are intended to be separate and independent agreements, severable from the Loan Documents and each of the other Supply Protection Agreements, and except as limited by the express terms thereof, shall survive any expiration, termination or rejection of any other document or agreement.

         23. AMENDMENTS. This Agreement, together with all exhibits attached hereto, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect unless contained in a written amendment. Any amendment to this Agreement shall not be binding upon either of the parties hereto unless such amendment is in writing and executed by the authorized representatives of all the parties hereto.

         24. NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when presented personally or upon being deposited in a regularly maintained receptacle for United States postal service, postage prepaid, registered or certified, return receipt requested, or sent by a national overnight courier service, and addressed as set forth below or such other addresses as AWG or Homeland may from time to time designate by written notice to the others as required herein:

                  If to Homeland:   Homeland Stores, Inc.
                                    Oil Center East
                                    2601 Northwest Expressway
                                    Oklahoma City, Oklahoma 73112
                                    Attention: Mr. David B. Clark, President

                  With copies to:   Crowe & Dunlevy
                                    1800 Mid-America Tower
                                    20 North Broadway
                                    Oklahoma City, Oklahoma 73102
                                    Attention: Roger A. Stong, Esq.

                  If to AWG:        Associated Wholesale Grocers, Inc.
                                    5000 Kansas Avenue
                                    P. O. Box 2932
                                    Kansas City, Kansas 66110-2932
                                    Attention: General Counsel

         25. WAIVER. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         26. INDEMNIFICATION. In addition to any specific indemnifications contained herein (and not in derogation thereof) the following indemnifications shall be applicable:

                  (a) By Homeland. Homeland shall indemnify, save and hold harmless AWG, its affiliates and subsidiaries, and its and their respective officers, directors, shareholders, principals, attorneys, agents, affiliates, employees or other representatives, ("REPRESENTATIVES"), from and against any and all costs, losses

         (including, without limitation, diminution in value), liabilities, damages, lawsuits, deficiencies, claims and expenses (whether or not arising out of third-party claims) including, without limitation, interest, penalties, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement for any of the foregoing (herein, the "DAMAGES"), incurred in connection with or arising out of or resulting from (i) any breach of any covenant or warranty or the inaccuracy of any representation made by Homeland in or pursuant to this Agreement and the underlying documents of the Supply Protection Agreements, or (ii) any liability, obligation or commitment of any nature (absolute, accrued, contingent or otherwise) of Homeland which is due to or arises in connection with Homeland's acts or omissions prior to or after the date hereof.

                  (b) By AWG. AWG shall indemnify and save and hold harmless Homeland, its affiliates and subsidiaries, and its and their respective Representatives from and against any and all Damages incurred in connection with or arising out of or resulting from (i) any breach of any covenant or warranty, or the inaccuracy of any representation made by AWG in or pursuant to this Agreement or (ii) any liability, obligation or commitment of any nature (absolute, accrued, contingent or otherwise) of AWG which is due to or arises in connection with AWG's acts or omissions prior to or after the date hereof.

                  (c) Defense of Claims. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity under this Agreement, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within fifteen (15) days after the service of the citation or summons); provided, that the failure of any indemnified party to give timely notice shall not affect rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense; and such indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. In the event the indemnifying party elects not to assume the defense or investigation of a lawsuit or an action, the indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or one firm of counsel for all parties indemnified by the indemnifying party in respect of such lawsuit or action, unless in the reasonable judgment of the indemnifying party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect of such lawsuit or action. Notwithstanding the foregoing, no party may settle any matter in a manner which would have an adverse effect on the other party without the affected party's prior written consent.

         No individual representative of any party shall be personally liable for any Damages under the provisions contained in this Section 26. Nothing herein shall relieve either party of any obligation to make any payment expressly required to be made by such party pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year last above written.

[Corporate Seal]
                                       ASSOCIATED WHOLESALE GROCERS, INC.,
ATTEST:                                a Missouri corporation


/s/ JOSEPH L. CAMPBELL                 By: /s/ GARY L. PHILLIPS
---------------------------------          -------------------------------
Joseph L. Campbell, II, Secretary              Gary L. Phillips, President
                                               and Chief Executive Officer

                                               "AWG"


[Corporate Seal]
                                       HOMELAND STORES, INC.
ATTEST:                                a Delaware corporation


/s/ WAYNE S. PETERSON                  By: /s/ DAVID B. CLARK
--------------------------------           -------------------------------
Wayne S. Peterson, Secretary                   David B. Clark, President
                                              and Chief Executive Officer

                                               "HOMELAND"

                                ACKNOWLEDGMENTS

STATE OF KANSAS       )
                      )   ss.
COUNTY OF WYANDOTTE   )

         On this 14th day of August, 2001, before me appeared Gary L. Phillips and Joseph L. Campbell, II, to me personally known, who being by me duly sworn did say that they are the President/Chief Executive Officer and Secretary, respectively, of ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                        /s/ ANYA R. BALLANCE
                                        ----------------------------------------
My appointment expires:                              Notary Public

     [NOTARY STAMP]



STATE OF OKLAHOMA     )
                      )   ss.
COUNTY OF OKLAHOMA    )

         On this 15th day of August, 2001, before me appeared David B. Clark and Wayne S. Peterson, to me personally known, who being by me duly sworn did say. that they are the President/Chief Executive Officer and Secretary of HOMELAND STORES, INC., a Delaware corporation, and that said instrument was signed in behalf of said corporation, and said officers acknowledged said instrument to be the free act and deed of said corporation.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                        /s/ RHONDA L. RACE
                                        ----------------------------------------
My appointment expires:                              Notary Public

04-17-2004
------------------------

                                   EXHIBIT "A"

                                     STORES

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

1.   26      520 Minnesota                   Chickasha         Grady          OK

2.   101     1100 W. Main                    Norman            Cleveland      OK

3.   102     8922 S. Memorial                Tulsa             Tulsa          OK

4.   105     1315 N. Eastern Ave.            Moore             Cleveland      OK

5.   122     6473 N. MacArthur               Oklahoma City     Oklahoma       OK

6.   125     3828 W. Owen K. Garriott        Enid              Garfield       OK

7.   127     759 Grand Avenue                Chickasha         Grady          OK

8.   141     1402 N. Main St.                Guymon            Texas          OK

9.   145     1800 Central                    Dodge City        Ford           KS

10.  146     1701 N. Milt Phillips           Seminole          Seminole       OK

11.  148     1212 Choctaw                    Clinton           Custer         OK

12.  153     1108 N.W. 18th                  Oklahoma City     Oklahoma       OK

13.  154     2016 N.W. 39th St.              Oklahoma City     Oklahoma       OK

14.  161     510 N. Commerce                 Ardmore           Carter         OK

15.  163     4308 S.E. 44th                  Oklahoma City     Oklahoma       OK

16.  164     706 Flynn                       Alva              Woods          OK

17.  167     1310 Oklahoma Ave.              Woodward          Woodward       OK

18.  170     412 W. Third                    Elk City          Beckham        OK

19.  178     505 S. Chickasaw                Pauls Valley      Garvin         OK

20.  181     12508 N. May Ave.               Oklahoma City     Oklahoma       OK

21.  182     1401 Beech Ave.                 Duncan            Stephens       OK

22.  183     3020 N.W. 16th St.              Oklahoma City     Oklahoma       OK

23.  188     220 E. Cleveland                Guthrie           Logan          OK

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

24.  192     415 S.W. 59th                   Oklahoma City     Oklahoma       OK

25.  193     301 N.W. 67th                   Lawton            Comanche       OK

26.  195     4301 S. May Ave.                Oklahoma City     Oklahoma       OK

27.  196     2705 N. Harrison                Shawnee           Pottawatomie   OK

28.  197     11241 W. Reno                   Yukon             Canadian       OK

29.  200     1724 W. Lindsey Rd.             Norman            Cleveland      OK

30.  204     115 E. Hiway 152                Mustang           Canadian       OK

31.  206     11120 N. Rockwell               Oklahoma City     Oklahoma       OK

32.  207     9320 N. Penn                    Oklahoma City     Oklahoma       OK

33.  208     2205 W. Edmond Rd.              Edmond            Oklahoma       OK

34.  457     3948 S. Peoria                  Tulsa             Tulsa          OK

35.  495     310 W. Trudgeon                 Henryetta         Okmulgee       OK

36.  502     2235 E. 61st St.                Tulsa             Tulsa          OK

37.  503     1110 S. Denver                  Tulsa             Tulsa          OK

38.  515     915 S. Madison                  Bartlesville      Washington     OK

39.  528     12011 S. Memorial               Bixby             Tulsa          OK

40.  529     3405 S. Georgia                 Amarillo          Randall        TX

41.  538     504 E. Graham                   Pryor             Mayes          OK

42.  545     12572 East 21st St.             Tulsa             Tulsa          OK

43.  549     400 Plaza Court                 Sand Springs      Tulsa          OK

44.  550     6402 E. Pine                    Tulsa             Tulsa          OK

45.  553     575 N. Gilcrease Museum         Tulsa             Osage          OK
             Road
             [a/k/a 575 N. 26th W. Ave.]

46.  561     708 S. Aspen                    Broken Arrow      Tulsa          OK

47.  563     811 E. Frank Phillips Blvd.     Bartlesville      Washington     OK

48.  567     3139 S. Harvard                 Tulsa             Tulsa          OK

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

49.  573     19302 E. Admiral Blvd.          Tulsa             Wagoner        OK

50.  574     2351 E. Kenosha                 Broken Arrow      Tulsa          OK

51.  578     700 E. Cherokee                 Wagoner           Wagoner        OK

52.  582     230 W. 1st                      Dumas             Moore          TX

53.  587     101 W. 10th St.                 Borger            Hutchinson     TX

54.  600     7302 S.W. 34th                  Amarillo          Randall        TX

55.  601     4111 Plains                     Amarillo          Potter         TX

56.  603     3505 N.E. 24th                  Amarillo          Potter         TX

57.  604     202 N. 23rd                     Canyon            Randall        TX

58.  605     535 N. 25 Mile Ave.             Hereford          Deaf Smith     TX

59.  677     5811 S. Western                 Amarillo          Randall        TX

60.  778     4001 S. 97 Highway              Sand Springs      Tulsa          OK

61.  793     7001 Northwest Expressway       Oklahoma City     Oklahoma       OK

62.  794     2121 N.W. 23rd                  Oklahoma City     Oklahoma       OK

63.  795     1202 N.W. 40th                  Lawton            Comanche       OK

64.  796     10700 S. Penn                   Oklahoma City     Cleveland      OK

65.  850     316 E. Main                     Pawhuska          Osage          OK

66.  851     702 Fir Street                  Perry             Noble          OK

67.  852     305 S. Broadway                 Cleveland         Pawnee         OK

68.  853     1629 S. Main                    Jay               Delaware       OK

69.  854     310 S. Main                     Blackwell         Kay            OK

70.  855     108 S. Division                 Okemah            Okfuskee       OK

71.  856     813 E. Cherokee                 Nowata            Nowata         OK

72.  857     102 Haskell Blvd.               Haskell           Muskogee       OK

73.  880     3115 W. Okmulgee St.            Muskogee          Muskogee       OK

74.  881     1300 S. York                    Muskogee          Muskogee       OK

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

75.  882     800 E. Okmulgee                 Muskogee          Muskogee       OK

76.  883     6 East Shawnee                  Muskogee          Muskogee       OK

77.  886     24 S.E. 33rd Street             Edmond            Oklahoma       OK

78.  887     2213 S.W. 74th Street           Oklahoma City     Oklahoma       OK

  Plus any replacements and/or substitutions for any of the foregoing Stores.

                                  EXHIBIT "B"
                                       TO
                               SUPPLY AGREEMENT

                        RIGHT OF FIRST REFUSAL AGREEMENT
                                   (Homeland)

         THIS RIGHT OF FIRST REFUSAL AGREEMENT ("AGREEMENT") is made and entered into as of the 15th day of August, 2001, by and between ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation ("AWG"), HOMELAND STORES, INC., a Delaware corporation ("HOMELAND"), Chapter 11 debtor-in-possession and HOMELAND HOLDING CORPORATION, a Delaware corporation ("HOLDING"), Chapter 11 debtor-in-possession (which jointly, severally and/or collectively along with those others defined in Section 2 below shall be referred to herein as the "OWNER" or "OWNERS").

                                    RECITALS:

         THE FOLLOWING RECITALS ARE A MATERIAL PART OF THIS AGREEMENT:

         A. Unless otherwise defined in the text of this Agreement, capitalized terms shall have the meanings set forth in Section 2 of this Agreement.

         B. Homeland and Holding have filed petitions seeking relief under Chapter 11 of the Bankruptcy Code ("BANKRUPTCY CASES").

         C. Prior to the filing of the Bankruptcy Cases, Homeland owned and operated seventy-eight (78) retail grocery stores. (The stores and all additional stores of any kind owned, leased, operated and/or hereinafter acquired by Homeland and/or Holding shall be referred to collectively herein as the "STORES". The Stores currently owned, leased and/or operated by Homeland are set forth on EXHIBIT "A" attached hereto and incorporated herein.). Upon the conclusion of the Bankruptcy Cases, Homeland intends to continue to operate certain of the Stores.

         D. AWG is a wholesaler of grocery and store products operating in a cooperative manner. By providing loans and other financial accommodations to its qualified retail members, the proceeds or benefits of which are used for business purposes including, but not limited to, the acquisition of facilities and/or merchandise, supplies, inventory, fixtures and/or equipment for such member's retail grocery stores, AWG seeks to maintain and increase its volume of wholesale sales, thereby enhancing the interests of all of its retail members.

         E. Homeland is and intends to remain a retail member of AWG.

         F. Homeland and Holding have made application with AWG for the extension or continuation of certain financial accommodations during the pendency of and after emergence from the Bankruptcy Cases (the "FINANCIAL ACCOMMODATIONS").

         G. Due to (i) AWG's substantial investment in connection with the Financial Accommodations and the related transactions contemplated thereby and
(ii) AWG's desire to enhance the interests of its retail membership by way of, among other things, receipt of assurances that products and goods to be purchased in connection with the operation of the Stores will continue to be made through the AWG warehouse, AWG is unwilling to extend the Financial Accommodations to Homeland and Holding unless it obtains adequate assurances that the Stores will be supplied by AWG during the pendency of the Bankruptcy Cases and will continue to be supplied by AWG after the conclusion of the Bankruptcy Cases.

         H. Homeland and Holding have advised AWG that Homeland intends to concentrate with AWG an agreed upon percentage of all of its ordering of inventory (including but not limited to all grocery, meat and produce products and all health and beauty products and general merchandise) and supplies (excluding pharmacy purchases) to be held for sale to the public at or to be used in connection with each of the Stores individually and all of the Stores in the aggregate.

         I. To provide assurances of its intentions to make such purchases and to induce AWG to extend the Financial Accommodations to Homeland and Holding, Homeland has agreed, among other things, to enter into that certain Supply Agreement ("SUPPLY AGREEMENT") concurrently with the execution of this Agreement.

         J. To further induce AWG to provide the Financial Accommodations, Homeland also desires to provide adequate assurance to AWG that the Stores will continue to be supplied by AWG in the future by granting or taking subject to certain rights with respect to the Stores under (i) the Supply Agreement, (ii) this Agreement; (iii) a Non-Competition Agreement and (iv) Use Restrictions (collectively "SUPPLY PROTECTION AGREEMENTS"), each entered into contemporaneously with this Agreement. The current delivery of the Supply Protection Agreements is intended to constitute contemporaneous consideration between the parties as an inducement in connection with their respective rights and obligations under this Agreement. It is the parties' intent that the implementation and operation of the Supply Protection Agreements will be independent and will not be executory.

         K. AWG is willing to extend the Financial Accommodations upon the terms agreed upon with Homeland and Holding provided Homeland and Holding will, among other things, grant AWG certain unconditional rights, including the Supply Protection Agreements, with respect to the Retailer Property, which rights shall remain in effect for the period of time specified in this Agreement or as described in the underlying documents. The execution of this Agreement and the rights granted by Homeland herein are conditions precedent to the extension and/or continuation of the Financial Accommodations by AWG, in order to further enhance the interests of AWG's retail members by helping to ensure the maintenance of volume of wholesale sales.

         L. Owners will benefit, directly or indirectly, from the Financial Accommodations extended or continued by AWG to Homeland.

         M. Holding owns all of the capital stock of Homeland and is entering into this Agreement with respect to Holding's ownership and/or disposition of the capital stock of Homeland.

                               TERMS OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, which are hereby incorporated into the terms of this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby mutually agree as follows:

         1. FINANCIAL ACCOMMODATIONS. AWG agrees to provide the Financial Accommodations agreed upon with by Homeland and Holding, and the same shall be effected upon the (i) approval of the Financial Accommodations and all associated documents, including this Agreement, by the court in the Bankruptcy Cases and such orders shall have become final and nonappealable and (ii) execution and delivery of this Agreement, one or more contracts, promissory notes, a loan agreement, a security agreement, UCC Financing Statements and/or such other documents or security evidencing, governing or securing Homeland's obligations to AWG, as may be required by AWG. The current grant of rights contained herein constitutes contemporaneous consideration among the parties as an inducement in connection with their respective rights and obligations in connection with the Financial Accommodations. This Agreement is intended to be an independent obligation of Homeland and Holding and is not intended to be executory in its implementation and operation.

         2. DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings assigned to them hereinbelow:

                  (a) "AFFILIATE" of a Person shall mean any other Person (i) that directly or indirectly Controls, is Controlled by or is under common Control with, the Person or any of its subsidiaries, (ii) that directly or indirectly beneficially owns or holds 15% or more of any class of voting stock or other interest of the Person or any of its subsidiaries or (iii) 15% or more of the voting stock or other interest of which is directly or indirectly beneficially owned or held by the Person or any of its subsidiaries. As to any corporation, partnership or other entity, Affiliate also means its officers, directors and general partners.

                  (b) "APPRAISAL" shall mean a determination of value made at the request of either AWG or Transferor in accordance with the following procedures:

                           (i) If either AWG or Transferor desires to request an
                  Appraisal, then the party so requesting the Appraisal (the "requesting party") shall deliver Notice thereof to the other party (the "non-requesting party"), which Notice shall include the name and address of the qualified, independent appraiser selected by the requesting party. Within ten (10) business days after its receipt of such Notice, the non-requesting party shall designate a qualified, independent appraiser and shall notify the requesting party, in writing, of the name and address of such appraiser. If, after receipt of such Notice, the non-requesting party fails within ten (10) business days to appoint an appraiser, the appraiser who was appointed by the requesting party shall conduct the Appraisal. All appraisers shall be qualified in appraising property of the same or similar type as the Property being appraised.

                           (ii) The appraisers shall determine the "fair market
                  value" of the Property to be appraised as of the date of appointment of the last appraiser. As used herein, the term "fair market value" shall mean the price which a seller, willing but not obligated to sell, would accept for such Property, and which a buyer, willing but not obligated to buy, would pay therefor in an arm's length transaction.

                           (iii) After reaching a decision, the appraisers shall
                  given written Notice thereof to AWG and Transferor, which Notice shall state the fair market value of the appraised Property and shall be accompanied by a written report. The decision of the appraisers shall be binding on AWG and Transferor.

                           (iv) In the event the appraisers are unable to reach
                  a decision and their independent valuations differ by less than ten percent (10%), then the "fair market value" of the Property being appraised shall be the average of the two valuations. However, in the event the valuations differ by more than ten percent (10%), then the appraisers shall select a third independent appraiser who shall also make a determination regarding the fair market value of the Property being appraised. The valuations of the three appraisers shall then be averaged, and the average shall be deemed to be the fair market value of such Property; provided, however, if the valuation made by an appraiser deviates more than ten percent (10%) from the average of all such valuations, then the Property's fair market value shall be the average of the two closest valuations.

                           (v) The fair market value, as established by the
                  Appraisal, shall be valid for a period of one hundred eighty
                  (180) days after the date as of which the Appraisal was delivered to AWG and Transferor.

                  (c) "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  (d) "INVOLUNTARY TRANSFER" means any transfer, proceeding or action (other than to a Permitted Transferee) by or in which Homeland or any Owner shall be deprived or divested of any right, title or interest in or to all or any part of any of the Property including, without limitation, any seizure under levy or attachment or execution, any foreclosure upon such Property, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the Bankruptcy Reform Act of 1978, as amended, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, or any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property. The term does not include the vesting of assets in Homeland or Holding pursuant to a consummated plan of reorganization.

                  (e) "NOTICE" shall mean a written communication satisfying the requirements of Section 13(c).

                  (f) "OBLIGATIONS" shall collectively mean, include and refer to all present and future loans and advances made by AWG to Homeland and/or Holding, and all notes, debts, liabilities, indebtedness, obligations, covenants and duties of, or made or owed by, Homeland, Holding or any guarantor or surety of any of the same (collectively, "GUARANTORS") to AWG, including, without limitation, those under any contract, lease or sublease, of every kind, nature and description, present or future, however evidenced, created or incurred, whether primary or secondary, direct or indirect (by guaranty or otherwise), absolute or contingent, due or not due, now existing or hereafter arising and however acquired or extended, matured or unmatured, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, earned or unearned, joint or several or otherwise, whether or not such notes, loans, advances, debts, liabilities, indebtedness, obligations, contracts, covenants and duties are of the same kind or quality or relate to the same transactions or the same series of transactions, all sums payable by Homeland, Holding, any affiliate of Homeland, Holding or any Guarantor to AWG under this Agreement or any promissory note, loan agreement, security agreement or other loan document, contract, lease, sublease, or under any open account arrangement between Homeland, Holding, any affiliate of Homeland, Holding or any Guarantor and AWG and all costs and expenses, including but not limited to attorneys' fees incurred by AWG in preparing, reviewing, securing, collecting (including but not limited to those arising in any bankruptcy proceeding), enforcing or compromising any of said notes, loans, advances, debts, liabilities, indebtedness, obligations, contracts, covenants and duties.

                  (g) "OFFER" shall mean a bona fide written and signed offer from a proposed transferee containing the terms of a proposed Transfer of all or any portion of the Property.

                  (h) "OWNER" shall mean a Person (i) holding an Ownership Interest in (A) Homeland, (B) an Affiliate of Homeland, (C) any other Person which can or does exert Control over Homeland or (D) the Property, direct or indirect and at any level or (ii) having any right (whether pursuant to an option, a lien, an assignment or under any other agreement, or by operation of law) in or to an Ownership Interest except for the liens and security interests of any third party lender approved in writing by AWG. This definition of Owner is intended to be broad enough to include interest holders at all levels of any form or type of multi-level ownership structure.

                  (i) "OWNER PROPERTY" shall mean any Owner's right, title, interest or estate now owned or hereafter acquired in or to (i) any Ownership Interest, (ii) the above identified Stores, or any part thereof, (iii) any entity which owns an interest or estate in such Stores, or any part thereof (if other than Homeland), (iv) all associated rights in connection with any of the foregoing, (v) any new location to which any Store or its operations are moved, or (vi) any name under which any Store, or any part thereof, is operated. The foregoing shall include, without limitation, any and all (A) ownership interest in the business owned or operated in, at or from any such location; (B) real estate owned or leased at or in connection with any such location; (C) FF&E or inventory used or located at or in connection with any such location; (D) coupon rights; (E) contract(s) or franchise(s) that are in any way used or associated with any Store or business owned or operated in, at or from any such location; or (F) other tangible or intangible assets owned, located or used at or in connection with any such Store or business owned or operated in, at or from any such location.

                  (j) "OWNERSHIP INTEREST" shall mean an ownership interest in
         (i) Homeland, whether held in the form of stock of any class or classes, or any other form of ownership, (ii) an Owner, whether held in the form of stock of any class or classes (if Owner is a corporation), a partnership interest (limited or general, if Owner is a partnership), a membership interest (if Owner is a limited liability company), or any other form of ownership, and/or (iii) all or any portion of the Property, whether in fee, a leasehold estate or otherwise and whether direct, indirect or beneficial.

                  (k) "PERMITTED TRANSFER" means only a Transfer to which AWG has granted its prior written approval.

                  (l) "PERMITTED TRANSFEREE" means any Person to whom Property (including but not limited to any Ownership Interest) is transferred under a Permitted Transfer.

                  (m) "PERSON" means any individual or group of individuals, corporation, general partnership, limited partnership, limited liability company, joint venture, trust, business trust, cooperative, association or any other legal entity.

                  (n) "PROPERTY" shall collectively mean Retailer Property and Owner Property.

                  (o) "RETAILER PROPERTY" shall mean Homeland's right, title, interest or estate now owned or hereafter acquired in or to (i) any Ownership Interest, (ii) any of the Stores or parts thereof, (iii) any entity which owns an interest or estate in any such Stores (if other than Homeland), (iv) all associated rights in connection with any of the foregoing, (v) any new location to which any such Store or its operations are moved, or (vi) any different name under which any such Store, or any part thereof, is operated. The foregoing shall include, without limitation, any and all (A) ownership interest in the business owned or operated in, at or from any such location; (B) real estate owned or leased at or in connection with any such location; (C) FF&E or inventory used or located at or in connection with any such location;
         (D) coupon rights; (E) contract(s) or franchise(s) that are in any way used or associated with any such Store or business owned or operated in, at or from any such location; or (F) other tangible or intangible assets of Homeland owned, located or used at or in connection with any such Store or business owned or operated in, at or from any such location.

                  (P) "PURCHASE RIGHTS" means the Right of First Refusal granted herein.

                  (q) "TRANSFER" means any sale, exchange, assignment, transfer, pledge, mortgage, hypothecation, gift, bequest, grant, redemption, encumbrance, dissolution, liquidation, stock transfer, merger, consolidation, transfer in connection with any kind of business combination or other disposition of any kind, whether voluntary, involuntary, by operation of law or otherwise, including any Involuntary Transfer. The foregoing is intended to encompass every mode, direct or indirect, absolute or conditional, voluntary or involuntary, of disposing or parting with property or an interest in property, including retention of title as a security interest and foreclosure of the right of redemption.

                  (r) "TRANSFEROR" shall mean either Homeland or any Owner or Owners, with respect to the Transfer by Homeland or Owner(s) of all or any portion of the Property.

         3. GRANT OF RIGHT OF FIRST REFUSAL.

                  (a) In consideration of AWG's execution hereof, ten dollars and other valuable consideration, the adequacy and receipt of which are hereby acknowledged, Homeland does hereby grant to AWG the absolute right of first refusal and option (collectively "RIGHT OF FIRST REFUSAL") to purchase all of Homeland's interest(s) and/or estate(s) in the Retailer Property and all of Homeland's property utilized in connection with the Retailer Property, all whether now or hereafter owned or acquired. The Right of First Refusal granted herein shall remain in full force and effect for the term set forth in subparagraph 13(a) below. This grant of the Right of First Refusal constitutes a restrictive covenant against and/or in connection with the Retailer Property, and is intended to be an absolute and present conveyance of a property right which, to the extent allowed by applicable law, is appurtenant to and runs with the Retailer Property and, subject only to satisfaction in accordance with the terms hereof, shall survive any prepayment and/or other satisfaction or termination of the Financial Accommodations prior to the expiration or termination of this Agreement.

                  (b) Homeland and Holding represent and warrant that the Property owned by them is and at the time of any Exercise Event shall be free and clear of all claims, liens (statutory or otherwise), pledges, licenses, equities, options, conditional sales contracts, assessments, levies, charges, easements, security interests, deeds of trust, mortgages, rights-of-way, covenants, conditions, reservations, exceptions, limitations, charges, restrictions, encumbrances or other right or rights of third parties of any nature whatsoever, except as specifically disclosed to AWG in writing concurrently herewith on attached EXHIBIT "B" and consented to by AWG (the "PERMITTED ENCUMBRANCES"), or except with respect to liens or encumbrances previously granted to AWG or granted to AWG concurrently herewith. Homeland further covenants and agrees that it shall not, without the prior written consent of AWG, create, incur, assume, or suffer to exist any claim, lien (statutory or otherwise), pledge, license, equity, option, conditional sales contract, assessment, levy, charge, easement, security interest, deed of trust, mortgage, right-of-way, covenant, condition, reservation, exception, limitation, charge, restriction, encumbrance or other right or rights of third parties of any nature whatsoever on the Retailer Property or Owner Property owned by Holding, or any part thereof, other than the Permitted Encumbrances.

         4. EXERCISE EVENTS DEFINED. Except in the case of a Transfer to a Permitted Transferee, or as otherwise required or permitted by this Agreement, the Right of First Refusal shall be exercisable immediately, and continue to be exercisable thereafter, by AWG in connection with all or any part of the Retailer Property upon the occurrence of any one or more of the following (each an "EXERCISE EVENT"): (i) Homeland shall, at any time, attempt to Transfer or does Transfer any Property or any part(s) thereof or interest(s) or estate(s) therein, (ii) the Transfer or attempted Transfer by any Owner or Owners of any of the Property (including but not limited to any Ownership Interest) through one or more Transfers to any Person (including any Affiliate(s) of such Person) where such Transfer or Transfers could result in the first to occur of (A) a change in Control of Homeland or (B) a Transfer of more than twenty percent (20%) of the Ownership Interests, (iii) one or more events have occurred which will, with the passage of time, result in a Transfer or attempted Transfer of the type set forth above, or (iv) there is an Event of Default under this Agreement. In addition, it shall be an Exercise Event in the event Homeland ceases to utilize AWG as its primary supplier (as such term is commonly used in the grocery industry and in which sixty-five percent (65%) of the value (measured at wholesale cost) of all inventory and supplies purchased by Homeland are purchased from AWG) for each and all of the "SUPPLIED STORES", as defined in that certain Supply Agreement between AWG and Homeland dated contemporaneously herewith ("SUPPLY AGREEMENT") upon the expiration of the Supply Agreement. Notwithstanding the foregoing, any Transfer required to be made in connection with any plan of reorganization approved by AWG and the court (by way of a final, non-appealable order) in connection with the Bankruptcy Cases, shall not be an Exercise Event. If any such Transfer is made without AWG's approval or waiver or rights hereunder, it shall be an Exercise Event, and AWG shall be entitled to damages if this Agreement is breached.

         5. OCCURRENCE OF EXERCISE EVENT. Upon the occurrence of an Exercise Event, then:

                  (a) Notice of Exercise Event. Homeland and/or Holding shall notify AWG in writing (which Notice shall specifically state that it is being given to advise AWG that the Right of First Refusal is exercisable) of the occurrence of any Exercise Event ("EXERCISE EVENT NOTICE").

                           (i) If the Exercise Event is a desire by Homeland
                  and/or an Owner to sell all or part of the Property on the price, terms, provisions and conditions contained in a third-party offer, the Exercise Event Notice shall include a signed copy of the third-party proposal. In connection with proposals involving the Retailer Property, Homeland shall require any such third-party proposal to fully state (1) the name of the proposed purchaser, (2) the specific identity of the Property covered by the proposed offer and (3) the price, terms, provisions and conditions of such offer.

                           (ii) If the Exercise Event is anything other than a
                  desire by Homeland and/or an Owner to sell Property pursuant to a third-party offer, the Exercise Event Notice shall furnish AWG with as complete a description of the Exercise Event as possible including, where applicable, the price, terms, provisions and conditions associated with any such event.

                  (b) Acceptance or Rejection After Notice. Once an Exercise Event Notice which complies with the requirements hereof has been received, AWG shall have the longer of (i) thirty (30) days following the date of receipt of such Exercise Event Notice or (ii) the amount of time given any proposed transferee of Property to conduct due diligence, to exercise the Right of First Refusal as to all or part of the Retailer Property or otherwise reject same. The Right of First Refusal shall be exercised or rejected by way of a Notice to Homeland.

                  (c) Acceptance or Rejection Absent Notice. In the event (i) an Exercise Event occurs which is unknown to Homeland and/or Holding or
         (ii) Homeland and/or Holding fails to give an Exercise Event Notice of a known Exercise Event, AWG shall have the longer of (i) thirty (30) days following the date upon which AWG's general counsel or other AWG staff attorney actually learns of the Exercise Event or (ii) the amount of time given any proposed transferee of Property to conduct due diligence, to exercise the Right of First Refusal as to all or part of the Retailer Property or otherwise reject same. The Right of First Refusal shall be exercised or rejected by way of a Notice to Homeland.

         6. EXERCISE OF RIGHT OF FIRST REFUSAL.

                  (a) Price, Terms, Provisions and Conditions. If the Transferor is solvent at the time the Right of First Refusal is exercised, the purchase price, terms, provisions, conditions and due diligence rights associated with the Retailer Property to be purchased by AWG shall be:
         (i) if applicable, the same price, terms, provisions, conditions and due diligence rights contained in the third-party offer the Transferor wishes to accept, or (ii) if there is no existing or applicable third-party offer for the Retailer Property to be purchased by AWG at the time AWG exercises the Right of First Refusal, then the price shall be the fair market value of the Retailer Property to be purchased by AWG at the time of the exercise of the Right of First Refusal and the remaining terms, provisions, conditions and due diligence rights shall be the same as in similar transactions of like size and complexity between similarly situated, commercially prudent transferors and transferees. If the Transferor is insolvent at the time the Right of First Refusal is exercised, (i) the purchase price for the Property to be purchased by AWG shall be the greater of: (A) if applicable, the same price contained in the third-party offer the Transferor wishes to and is able to accept for such Property or (B) the fair market value of the Retailer Property to be purchased by AWG at the time of the exercise of the Right of First Refusal and (ii) the remaining terms, provisions, conditions and due diligence rights shall be the same as in similar transactions of like size and complexity between similarly situated, commercially prudent transferors and transferees; provided, however, if applicable, the purchase price, terms, provisions, conditions and due diligence rights set forth above shall be modified to be identical to those approved by any court with jurisdiction over the matter. When necessary in connection with the foregoing, fair market value shall be determined by way of an Appraisal.

                  (b) Transferor's Duties Upon Exercise. In the event AWG exercises the Right of First Refusal at a time when the Transferor is solvent, the Transferor shall be required to perform all acts, satisfy all obligations and execute such instruments as may be required (i) pursuant to the terms of any applicable proposed or final agreement, as the case may be, between the Transferor and transferee (whether described in an Exercise Event Notice or not), (ii) in connection with similar transactions of like size and complexity between similarly situated, commercially prudent transferors and transferees and (iii) under the provisions of the laws of the state wherein the Retailer Property to be purchased by AWG is located, so that good and merchantable title may be conveyed to AWG. In the event AWG exercises the Right of First Refusal at a time when the Transferor is insolvent, the Transferor shall be required to perform only such acts and execute such necessary instruments as may be required (i) in connection with similar transactions of like size and complexity between similarly situated, commercially prudent transferors and transferees and (ii) under the provisions of the laws of the state wherein the Retailer Property to be purchased by AWG is located, so that good and merchantable title may be conveyed to AWG; provided, however, if applicable, such obligations shall be limited to the extent required to prevent this Agreement from being considered executory by any court with jurisdiction over the matter.

                  (c) In all events, except as modified pursuant to the proviso in the second to last sentence of subparagraph 6(a) above, AWG and any party conducting an Appraisal pursuant hereto shall be provided access to all information necessary to allow a fully informed valuation of the Property to be Transferred and the consideration to be paid therefor.

         7. REJECTION OF RIGHT OF FIRST REFUSAL. With respect to any Exercise Event, in the event AWG elects not to exercise its Right of First Refusal with respect to all or any part of such Retailer Property then, upon receipt of AWG's Notice of such election, Transferor shall be free to conclude and close the proposed Transfer of the Retailer Property so rejected (but not as to any Retailer Property with respect to which AWG exercises its Right of First Refusal) to the same purchaser or transferee identified in the Exercise Event Notice under and pursuant to the exact terms, without modification or amendment, as contained in the Exercise Event Notice received by AWG. Such Transfer of the rejected Retailer Property shall be deemed to be a Permitted Transfer and Transferor shall not be required to Transfer to AWG any of such rejected Retailer Property pursuant to the terms hereof at such time. Upon the consummation of any such Permitted Transfer, the rights granted to AWG in this Agreement shall terminate with respect to the Retailer Property so rejected by AWG. AWG's Right of First Refusal shall survive with respect to (i) any Retailer Property which is not Transferred pursuant to a Permitted Transfer and (ii) any Exercise Event caused by the Transfer of any Owner Property. In the event AWG notifies a Transferor that it has elected not to exercise its Right of First Refusal with respect to all or any portion of the Retailer Property identified in the Exercise Event Notice, and Transferor thereafter fails to close and conclude the sale or Transfer of such

Retailer Property identified in the Exercise Event Notice and rejected by AWG under the exact terms as contained in such Exercise Event Notice and to the same purchaser or transferee named in such Exercise Event Notice, then this Agreement shall continue in full force and effect with respect to (i) all Retailer Property identified therein and AWG shall continue to have its Right of First Refusal with respect to such Retailer Property and (ii) any Exercise Event caused by the Transfer of any Owner Property.

         8. SALE CONFIRMATION. Transferor shall provide AWG with written confirmation of any Transfer of any of the Retailer Property with respect to which AWG is not the purchaser and AWG shall have the right to inspect Transferor's books and records in respect of any such Transfer at Transferor's headquarters (or wherever such books and records are maintained) during normal business hours. Transferor shall deliver copies of all closing documents in its possession or control to AWG within thirty (30) days of the consummation of any such Transfer. Homeland and Holding shall disclose their obligations hereunder to all other Owners and potential transferees and shall not enter into any agreement for the Transfer of any of the Property which would prohibit the disclosure to AWG of any of the terms of such proposed Transfer.

         9. STORE CLOSING. In the event Homeland intends to close a Store and not operate a store at such location, then Homeland shall (a) give AWG thirty
(30) days advance written Notice of Homeland's intent to close the Store, and
(b) offer such Retailer Property for sale to AWG at the Option Purchase Price (as defined below). Homeland may close a Store provided it has first complied with (a) and (b) above. Nothing contained in this Section 9 shall be deemed or construed to limit or waive any other obligation of Homeland to AWG whether contained herein or otherwise. For purposes herein, Option Purchase Price shall mean the sum of (i) the fair market value of the furniture, fixtures and equipment and any real estate; (ii) the value of any inventory calculated at Homeland's net cost, and (iii) the fair market value attributed to any leasehold interest which Homeland intends to abandon. When necessary in connection with any of the foregoing, fair market value shall be determined by way of an Appraisal. The notice period set forth herein shall be adjusted as may be required to match the notice period required in connection with any agreement between AWG and any lender which has a Permitted Encumbrance on the Store in question.

         10. LIMITATION ON PURCHASE RIGHTS. The Purchase Rights granted herein:

                  (a) shall not apply to a Transfer of any Property to a Permitted Transferee;

                  (b) shall remain in full force and effect for the full term set forth in Section 13(a) of this Agreement; and

                  (c) upon AWG's election to exercise same, may be assigned by AWG, in whole or in part, to any one or more of AWG's retail members; provided, however, that AWG may retain the right to consummate the Purchase Rights.

         11. FURTHER ACTS. Each time AWG exercises its Purchase Rights hereunder, the Transferor(s), in addition to the acts provided for in this Agreement, upon request by AWG, shall perform or cause to be performed any and all such further acts as may be reasonably necessary and shall execute all necessary instruments as may be reasonably required to give effect to this Agreement and to consummate the transactions contemplated hereby, including but not limited to all such acts and instruments required under the provisions of the Bulk Sales law of the state in which the Property to be purchased by AWG is located, if any, so that good and marketable title shall be conveyed to AWG.

         12. EVENT OF DEFAULT/REMEDIES. The occurrence of any of the following events shall constitute, and is hereby defined to be, an "EVENT OF DEFAULT", and, upon the occurrence of an Event of Default, Homeland and Holding shall be in default under this Agreement and under each of the Obligations:

                  (a) Any failure in the payment or performance of any of the indebtedness, liabilities or Obligations owed to AWG hereunder, or otherwise, including but not limited to any promissory note(s) payable to AWG by Homeland or Holding or with respect to which Homeland or Holding is a guarantor, any indebtedness of Homeland, Holding or any Guarantor to AWG on open account or otherwise, or in the compliance with or the failure or neglect by Homeland, Holding or any Guarantor in the performance or observance of any obligation, covenant, agreement, term, condition or other provision or liability contained herein within the time limits set forth and in the manner required in this Agreement, or in any other instrument given by Homeland, Holding or any Guarantor to AWG as security for or relating to any of the Obligations.

                  (b) Default under any of the other Obligations, including loan documents or other agreements evidencing or securing any of the Obligations.

                  (c) A final determination by a court of competent jurisdiction that any warranty or representation made herein or in any loan document, the underlying documents in connection with the Supply Protection Agreements or under any other agreement evidencing or securing any of the Obligations was false when made or was or is subsequently breached.

                  (d) Uninsured loss, theft, substantial damage, destruction or sale (other than the sale of inventory in the ordinary course of business) of any of the Retailer Property or the creation, attachment, making or occurrence of or realization upon an unpermitted security interest, lien, attachment, levy, seizure, garnishment, distraint or other encumbrance or other process of, in, upon or against any of the Property.

                  (e) Except for the Bankruptcy Cases, dissolution, termination of existence, insolvency of Homeland or Holding or the appointment of a receiver for any part of the Property, assignment for the benefit of any creditors of (i) Homeland, (ii) any Guarantor, (iii) Holding, or
         (iv) shareholders of Homeland, or commencement of any proceeding under any bankruptcy or insolvency law by or against Homeland, any Guarantor, Holding or any shareholder of Homeland.

                  (f) The termination, for any reason, of Homeland's stock ownership or membership in AWG

                  (g) Except as provided for in this Agreement, the creation, attachment, making or occurrence of or realization upon a security interest, lien, attachment, levy, seizure, garnishment, distraint or other encumbrance or other process of, in, upon or against the Property, or any part thereof, or any of Homeland's, Holding's or any Guarantor's assets, any ownership interest in Homeland (including but not limited to any Ownership Interest) or in any Guarantor, or the voluntary Transfer or Involuntary Transfer of any of Homeland's or any Guarantor's assets.

                  (h) If, during the term hereof, Homeland or any Owner shall Transfer or attempt to Transfer any of the Property (including but not limited to any Ownership Interest) to any Person other than to a Permitted Transferee or as otherwise required or permitted by this Agreement.

                  (i) There is a failure to otherwise perform or comply with the provisions of this Agreement.

                  (j) Homeland or Holding enter into a supply agreement or similar arrangement with a competitor of AWG.

                  (k) There is an attempted evasion of the terms of this Agreement.

Upon the occurrence of an Event of Default by Homeland or Holding under this Agreement, AWG may, at its option: (i) proceed as if Homeland had advised AWG that Homeland intended to close the Stores, (ii) proceed as if an Exercise Event had occurred and/or (iii) pursue such other actions in equity or at law against Homeland and Holding as may be available to AWG, including but not limited to actions against Homeland and Holding for specific performance and/or damages.

         13. MISCELLANEOUS.

                  (a) TERM OF RIGHT OF FIRST REFUSAL. The Right of First Refusal granted herein shall remain in full force and effect for the longer of
         (i) ten (10) years from the date of this Agreement or (ii) the period equal to the entire term of the Financial Accommodations (as the same may be extended or modified from time to time); provided, however, that in connection with any Store listed on EXHIBIT "C" attached hereto and incorporated herein by this reference which is still leased by Homeland from AWG at the time that this Agreement would otherwise terminate, this Agreement shall be extended for the remaining term (as extended) of any such lease or sublease between Homeland and AWG. This Agreement shall remain in full force and effect as above detailed, unless terminated by a written agreement of the parties hereto or unless otherwise terminated as herein provided.

                  (b) RIGHTS OF SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of Homeland, Holding and AWG and their respective heirs, devisees, legatees, executors, administrators, personal or legal representatives, permitted successors and permitted assigns.

                  (c) NOTICES. Any Notice, demand or other document which either party is required or may desire to give or deliver to, or make upon, the other party shall be in writing, and may be personally delivered, sent by an overnight delivery service (such as Federal Express) or given by registered or certified mail, return receipt requested, postage prepaid, addressed to the parties at their respective addresses set forth below, with copies to be sent to any additional person whose name and address has been supplied by one party to the other. Either party hereto may designate a different address for itself by Notice similarly given.

                  If to Homeland:   Homeland Stores, Inc.
                                    Oil Center East
                                    2601 Northwest Expressway
                                    Oklahoma City, Oklahoma 73112
                                    Attention: David B. Clark, President

                  If to Owners:     Homeland Holding Corporation
                                    Oil Center East
                                    2601 Northwest Expressway
                                    Oklahoma City, Oklahoma 73112
                                    Attention: David B. Clark, President

                  If to AWG:        Associated Wholesale Grocers, Inc.
                                    5000 Kansas Avenue
                                    Kansas City, Kansas 66106
                                    Attention: General Counsel

         Notice shall be deemed served and received upon the date of mailing (in the case of Notices mailed by registered or certified mail) or upon delivery (in all other cases). A party's failure or refusal to accept service of a Notice shall constitute delivery of the Notice.

                  (d) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be fully effective as an original and all of which when taken together shall constitute one and the same instrument.

                  (e) SEVERABILITY. In the event any of the provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, then, to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision had never been contained herein. Furthermore, any such invalid, illegal or unenforceable provision shall be deemed amended to reflect, and enforced to carry out, to the greatest extent valid, legal, and enforceable, the intentions of the parties, as determined by the original language of such invalid, illegal or unenforceable provision. It is the intent of the parties that none of the provisions hereof is severable for any purpose (including bankruptcy) other than to avoid invalidity, illegality or unenforceability. For purposes hereof, the Supply Protection Agreements shall not be considered provisions hereof but shall be considered separate agreements delivered as part of the consideration for this Agreement. In addition, while the execution of this Agreement and the Supply Protection Agreements are conditions precedent to the execution and the performance by AWG under the Financial Accommodations, once executed, this Agreement and each of the Supply Protection Agreements are intended to be separate and independent agreements, severable from the Financial Accommodations and each of the other Supply Protection Agreements, and except as limited by the express terms thereof, shall survive any expiration, termination or rejection of any other document or agreement.

                  (f) HEADINGS AND CONSTRUCTION. Section headings herein contained are inserted only for convenience and are in no way to be construed as a part of this Agreement or as a limitation on the scope of the particular portions of this Agreement to which they refer. It is the intent of the parties that the provisions of this Agreement shall be construed in the manner which most favors AWG's acquisition of Property rather than acquisition of such Property by a third party.

                  (g) ENTIRE AGREEMENT/NON-WAIVER. This Agreement shall not be amended or modified or any of the terms hereof waived except by a written instrument executed by AWG, Homeland and Holding. No waiver of any condition or covenant of this Agreement shall be deemed to imply or constitute a further waiver of the same or any other condition or covenant of this Agreement.

                  (h) ATTORNEY'S FEES. In the event that either party hereto retains an attorney to conduct litigation arising as a result of any breach of this Agreement, then, in addition to any damages or other relief which may be appropriate, the prevailing party shall be entitled to recover its reasonable attorneys' fees.

                  (i) FURTHER ACTS. It is the intention of the parties that this Right of First Refusal shall encumber the Property until the provisions hereof have been satisfied in full. In order to more fully give notice of and/or perfect this Right of First Refusal, Homeland and Holding shall execute such memoranda in recordable form, place such restrictive legends in organizational documents and any documents indicating ownership and perform such other acts as may be necessary to accomplish the foregoing or as reasonably requested by AWG.

                  (j) GOVERNING LAW/VENUE. This Agreement shall be governed by, and construed under, the internal laws of the State of Kansas, without regard to principles of conflicts of law, as the same may from time to time be in effect, except to the extent that the creation, validity, perfection or enforcement of any liens or security interests securing the Obligations are governed by the laws of another jurisdiction. Venue of any action or proceeding to enforce, or arising out of, this Agreement shall be in a State or Federal Court of appropriate jurisdiction located in or having jurisdiction over Johnson County, Kansas, except that a lien enforcement action, an action to appoint a receiver, or any other action by AWG pursuant to this Agreement shall be brought in or transferred to such venue as AWG may elect from time to time in its sole and absolute discretion. AWG and Homeland each waives any objection to the jurisdiction of, or venue in, any such court and to the service of process issued by such court. Homeland, to the extent permitted by law, waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to Homeland, or as otherwise provided by the laws of Kansas or the United States. Homeland waives any right to claim that any such court is an inconvenient forum or to raise "lack of sufficient contacts" in opposition to the choice of law or venue in this Section 13(j) or to assert any similar defense. Notwithstanding anything herein to the contrary, until the consummation of a plan of reorganization, the parties agree that the United States Bankruptcy Court for the Western District of Oklahoma shall have exclusive jurisdiction to hear and determine claims in connection with or arising out of this Agreement.

                  (k) SECURITY FOR PERFORMANCE. The Right of First Refusal granted to AWG hereunder shall be secured by a lien on all of the Retailer Property, and Homeland does hereby grant, bargain, sell, convey and mortgage to AWG a mortgage and security interest in all of the Retailer Property. Homeland agrees to and shall execute such other and further documents, including UCC-1 financing statements, and perform such further acts as AWG may request in connection with the foregoing.

                  (l) TIME FOR PERFORMANCE. Time is of the essence in performance of the parties respective obligations herein contained.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized undersigned officers effective as of the day and year first above written.

[Corporate Seal]
                                       ASSOCIATED WHOLESALE GROCERS, INC.,
ATTEST:                                a Missouri corporation


                                       By:
----------------------------------         ----------------------------------
Joseph L. Campbell, II, Secretary              Gary L. Phillips, President
                                               and Chief Executive Officer

                                               "AWG"




[Corporate Seal]
                                       HOMELAND STORES, INC.
ATTEST:                                a Delaware corporation


                                       By:
----------------------------------         ----------------------------------
Wayne S. Peterson, Secretary                   David B. Clark, President
                                              and Chief Executive Officer

                                               "HOMELAND"



[Corporate Seal]
                                       HOMELAND HOLDING CORPORATION,
ATTEST:                                a Delaware corporation


                                       By:
----------------------------------         ----------------------------------
Wayne S. Peterson, Secretary                   David B. Clark, President
                                              and Chief Executive Officer

                                               "HOLDING"

                                 ACKNOWLEDGMENTS

STATE OF KANSAS        )
                       )    ss.
COUNTY OF WYANDOTTE    )

         On this _____ day of August, 2001, before me, appeared Gary L. Phillips and Joseph L. Campbell, II, to me personally known, who, being by me duly sworn, did say that they are the President/Chief Executive Officer and Secretary of ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                        ----------------------------------------
My appointment expires:                              Notary Public

-----------------------




STATE OF OKLAHOMA      )
                       )    ss.
COUNTY OF OKLAHOMA     )

         On this _____ day of August, 2001, before me appeared David B. Clark and Wayne S. Peterson, to me personally known, who being by me duly sworn, did say that they are the President/Chief Executive Officer and Secretary of HOMELAND STORES, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal on the day and year last written above.


                                        ----------------------------------------
My appointment expires:                              Notary Public

-----------------------

STATE OF OKLAHOMA      )
                       )    ss.
COUNTY OF OKLAHOMA     )

         On this ____ day of August, 2001, before me appeared David B. Clark and Wayne S. Peterson, to me personally known, who being by me duly sworn, did say that they are the President/Chief Executive Officer and Secretary of HOMELAND HOLDING CORPORATION, a Delaware corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of said corporation.

         In Witness Whereof, I have hereunto set my hand and affixed my official seal on the day and year last written above.


                                        ----------------------------------------
My appointment expires:                              Notary Public

-----------------------

                                   EXHIBIT "A"

                                     STORES

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

1.   26      520 Minnesota                   Chickasha         Grady          OK

2.   101     1100 W. Main                    Norman            Cleveland      OK

3.   102     8922 S. Memorial                Tulsa             Tulsa          OK

4.   105     1315 N. Eastern Ave.            Moore             Cleveland      OK

5.   122     6473 N. MacArthur               Oklahoma City     Oklahoma       OK

6.   125     3828 W. Owen K. Garriott        Enid              Garfield       OK

7.   127     759 Grand Avenue                Chickasha         Grady          OK

8.   141     1402 N. Main St.                Guymon            Texas          OK

9.   145     1800 Central                    Dodge City        Ford           OK

10.  146     1701 N. Milt Phillips           Seminole          Seminole       OK

11.  148     1212 Choctaw                    Clinton           Custer         OK

12.  153     1108 N.W. 18th                  Oklahoma City     Oklahoma       OK

13.  154     2016 N.W. 39th St.              Oklahoma City     Oklahoma       OK

14.  161     510 N. Commerce                 Ardmore           Carter         OK

15.  163     4308 S.E. 44th                  Oklahoma City     Oklahoma       OK

16.  164     706 Flynn                       Alva              Woods          OK

17.  167     1310 Oklahoma Ave.              Woodward          Woodward       OK

18.  170     412 W. Third                    Elk City          Beckham        OK

19.  178     505 S. Chickasaw                Pauls Valley      Garvin         OK

20.  181     12508 N. May Ave.               Oklahoma City     Oklahoma       OK

21.  182     1401 Beech Ave.                 Duncan            Stephens       OK

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

22.  183      3020 N.W. 16th St.             Oklahoma City     Oklahoma       OK

23.  188      220 E. Cleveland               Guthrie           Logan          OK

24.  192      415 S.W. 59th                  Oklahoma City     Oklahoma       OK

25.  193      301 N.W. 67th                  Lawton            Comanche       OK

26.  195      4301 S. May Ave.               Oklahoma City     Oklahoma       OK

27.  196      2705 N. Harrison               Shawnee           Pottawatomie   OK

28.  197      11241 W. Reno                  Yukon             Canadian       OK

29.  200      1724 W. Lindsey Rd.            Norman            Cleveland      OK

30.  204      115 E. Hiway 152               Mustang           Canadian       OK

31.  206      11120 N. Rockwell              Oklahoma City     Oklahoma       OK

32.  207      9320 N. Penn                   Oklahoma City     Oklahoma       OK

33.  208      2205 W. Edmond Rd.             Edmond            Oklahoma       OK

34.  457      3948 S. Peoria                 Tulsa             Tulsa          OK

35.  495      310 W. Trudgeon                Henryetta         Okmulgee       OK

36.  502      2235 E. 61st St.               Tulsa             Tulsa          OK

37.  503      1110 S. Denver                 Tulsa             Tulsa          OK

38.  515      915 S. Madison                 Bartlesville      Washington     OK

39.  528      12011 S. Memorial              Bixby             Tulsa          OK

40.  529      3405 S. Georgia                Amarillo          Randall        TX

41.  538      504 E. Graham                  Pryor             Mayes          OK

42.  545      12572 East 21st St.            Tulsa             Tulsa          OK

43.  549      400 Plaza Court                Sand Springs      Tulsa          OK

44.  550      6402 E. Pine                   Tulsa             Tulsa          OK

45.  553      575 N. Gilcrease Museum        Tulsa             Osage          OK
              Road
              [a/k/a 575 N. 26th W. Ave.]

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

46.  561     708 S. Aspen                    Broken Arrow      Tulsa          OK

47.  563     811 E. Frank Phillips Blvd.     Bartlesville      Washington     OK

48.  567     3139 S. Harvard                 Tulsa             Tulsa          OK

49.  573     19302 E. Admiral Blvd.          Tulsa             Wagoner        OK

50.  574     2351 E. Kenosha                 Broken Arrow      Tulsa          OK

51.  578     700 E. Cherokee                 Wagoner           Wagoner        OK

52.  582     230 W. 1st                      Dumas             Moore          TX

53.  587     101 W. 10th St.                 Borger            Hutchinson     TX

54.  600     7302 S.W. 34th                  Amarillo          Randall        TX

55.  601     4111 Plains                     Amarillo          Potter         TX

56.  603     3505 N.E. 24th                  Amarillo          Potter         TX

57.  604     202 N. 23rd                     Canyon            Randall        TX

58.  605     535 N. 25 Mile Ave.             Hereford          Deaf Smith     TX

59.  677     5811 S. Western                 Amarillo          Randall        TX

60.  778     4001 S. 97 Highway              Sand Springs      Tulsa          OK

61.  793     7001 Northwest Expressway       Oklahoma City     Oklahoma       OK

62.  794     2121 N.W. 23rd                  Oklahoma City     Oklahoma       OK

63.  795     1202 N.W. 40th                  Lawton            Comanche       OK

64.  796     10700 S. Penn                   Oklahoma City     Cleveland      OK

65.  850     316 E. Main                     Pawhuska          Osage          OK

66.  851     702 Fir Street                  Perry             Noble          OK

67.  852     305 S. Broadway                 Cleveland         Pawnee         OK

68.  853     1629 S. Main                    Jay               Delaware       OK

69.  854     310 S. Main                     Blackwell         Kay            OK

70.  855     108 S. Division                 Okemah            Okfuskee       OK

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

71.  856     813 E. Cherokee                 Nowata            Nowata         OK

72.  857     102 Haskell Blvd.               Haskell           Muskogee       OK

73.  880     3115 W. Okmulgee St.            Muskogee          Muskogee       OK

74.  881     1300 S. York                    Muskogee          Muskogee       OK

75.  882     800 E. Okmulgee                 Muskogee          Muskogee       OK

76.  883     6 East Shawnee                  Muskogee          Muskogee       OK

77.  886     24 S.E. 33rd Street             Edmond            Oklahoma       OK

78.  887     2213 S.W. 74th Street           Oklahoma City     Oklahoma       OK

  Plus any replacements and/or substitutions for any of the foregoing Stores.

                                   EXHIBIT "B"

                        [List of Permitted Encumbrances]

Security interests of AWG and any third party lender approved in writing by AWG.

                                   EXHIBIT "C"

                               STORES AWG ON LEASE

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

1.   850     316 E. Main                     Pawhuska          Osage          OK

2.   851     702 Fir Street                  Perry             Noble          OK

3.   852     305 S. Broadway                 Cleveland         Pawnee         OK

4.   853     1629 S. Main                    Jay               Delaware       OK

5.   854     310 S. Main                     Blackwell         Kay            OK

6.   855     108 S. Division                 Okemah            Okfuskee       OK

7.   856     813 E. Cherokee                 Nowata            Nowata         OK

8.   857     102 Haskell Blvd.               Haskell           Muskogee       OK

9.   880     3115 W. Okmulgee St.            Muskogee          Muskogee       OK

10.  882     800 E. Okmulgee                 Muskogee          Muskogee       OK

11.  883     6 East Shawnee                  Muskogee          Muskogee       OK

12.  886     24 S.E. 33rd Street             Edmond            Oklahoma       OK

13.  887     2213 S.W. 74th Street           Oklahoma City     Oklahoma       OK

                                   EXHIBIT "C"
                                       TO
                           SUPPLY AGREEMENT AGREEMENT

                            NON-COMPETITION AGREEMENT

         THIS NON-COMPETITION AGREEMENT (the "AGREEMENT") is made and entered into as of the 15th day of August, 2001 by and among HOMELAND STORES, INC., a Delaware corporation, Chapter 11 debtor-in-possession ("HOMELAND"), HOMELAND HOLDING CORPORATION, a Delaware corporation, Chapter 11 debtor-in-possession ("HOLDING") and ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation ("AWG").

                                    RECITALS:

         THE FOLLOWING RECITALS ARE A MATERIAL PART OF THIS AGREEMENT:

         A. AWG is a wholesaler of grocery and supermarket products operating in a cooperative manner. In entering into this Agreement, AWG is seeking to enhance the interests of its retail members.

         B. Homeland is a retail grocery store operator, and is currently a member of AWG. Homeland currently owns and operates the Stores. As used in this Agreement, the term "STORES" shall mean those seventy-eight (78) stores set forth on EXHIBIT "A" attached hereto and incorporated herein by this reference, together with any and all additional, substitute, replacement or other retail grocery stores leased, operated or owned by Homeland at any time during the term of this Agreement. For purposes hereof, "RETAIL GROCERY STORE" shall mean all retail stores selling grocery items, including, without limitation, conventional stores, convenience stores or limited assortment stores. It is the express intent of the parties that at no time during the term of this Agreement shall there be any retail grocery store leased, operated or owned, directly or indirectly, by Homeland which is not to be included as a Store under this Agreement.

         C. Contemporaneously herewith Homeland and its parent, Holding, have filed petitions under Chapter 11 of the Bankruptcy Code ("BANKRUPTCY CASES").

         D. AWG and Homeland entered into that certain Supply Agreement dated as of April 21, 1995, as amended pursuant to that certain First Amendment to Supply Agreement dated as of August 2, 1996 and that certain Second Amendment to Supply Agreement dated as of August 12, 1997 (as so amended, the "1995 SUPPLY AGREEMENT").

         E. In connection with and as certain consideration for the sale to Homeland of nine (9) retail grocery stores by AWG, which were previously owned by Horner Foods Inc., AWG and Homeland entered into, among other things, that certain Supply Agreement dated as of April 23, 1999 (the "HORNER SUPPLY AGREEMENT").

         F. In connection with and as certain consideration for the sale to Homeland of four (4) retail grocery stores previously owned by Brattain Foods, Inc., AWG and Homeland entered into, among other things, that certain Supply Agreement dated as of November 2, 1999 (the "BRATTAIN SUPPLY AGREEMENT").

         G. In connection with and as certain consideration for the sale to Homeland of three (3) retail grocery stores previously owned by Belton Food Center, Inc., AWG and Homeland entered into that certain Supply Agreement dated as of February 29, 2000 (the "BELTON SUPPLY AGREEMENT; the 1995 Supply Agreement, the Horner Supply Agreement, the Brattain Supply Agreement and the Belton Supply Agreement are collectively referred to as the "EXISTING SUPPLY AGREEMENTS").

         H. Homeland intends to assume the Existing Supply Agreements by way of first day orders in the Bankruptcy Cases. In addition, Homeland and Holding (i) intend to enter into a new supply agreement covering all of the Stores ("NEW SUPPLY AGREEMENT") and (ii) have requested that AWG provide debtor-in-possession financing, all of which the parties intend to have approved by way of first day orders in the Bankruptcy Cases.

         I. Upon the conclusion of the Bankruptcy Cases and after the expiration of the Existing Supply Agreements, Homeland intends that the Stores will continue to be supplied by AWG pursuant to the terms of the New Supply Agreement.

         J. AWG and Homeland have entered into certain loan documents dated of even date herewith including without limitation, that certain Credit Agreement dated of even date herewith (collectively, the "LOAN DOCUMENTS") to provide certain debtor-in-possession financing to allow Homeland, to the extent possible, to continue to operate the Stores, the consummation of which is conditioned upon, among other things, the parties entering into this Agreement and this Agreement receiving Bankruptcy Court approval as part of the debtor-in-possession financing being provided by AWG pursuant to the Loan Documents.

         K. Homeland has advised AWG that Homeland intends to concentrate with AWG an agreed upon percentage of all of its ordering of products and goods (excluding pharmacy purchases) to be held for sale to the public at or to be used in connection with the Stores.

         L. To provide assurances of their intentions to take no actions which would frustrate such minimum purchases and to induce AWG to execute and perform under the Loan Documents, Homeland and Holding have agreed to enter into this Agreement.

         M. Homeland and Holding desire to provide adequate assurance to AWG that the Stores will continue to be supplied by AWG in the future by granting or taking subject to certain rights with respect to the Stores under (i) a Right of First Refusal Agreement between Homeland and AWG (the "RIGHT OF FIRST REFUSAL AGREEMENT"); (ii) this

Agreement; and (iii) certain Use Restrictions (collectively "SUPPLY PROTECTION AGREEMENTS"), each entered into contemporaneously with this Agreement or as otherwise agreed pursuant to the Loan Documents. It is the parties' intent that the implementation and operation of the Supply Protection Agreements will be independent of each other and will not be executory.

         N. AWG is unwilling to enter into the Credit Agreement and associated Loan Documents unless it receives the Supply Protection Agreements and adequate assurances that the Stores will be supplied by AWG during the pendency of the Bankruptcy Cases and will continue to be supplied by AWG pursuant to the terms of the Existing Supply Agreements and/or the New Supply Agreement after the conclusion of the Bankruptcy Cases.

         O. AWG is willing to supply to Homeland and the Stores, AWG's full line of available products and services based on the terms, conditions and financial assurances contained herein.

         P. The parties understand and acknowledge that in addition to the consideration set forth specifically herein, AWG will be required to make a substantial current and continuing commitment of its resources in reliance upon Homeland's commitment to purchase products and services as set forth in the Existing Supply Agreements and New Supply Agreement, and that AWG and its retail members will not realize the full benefit of their anticipated bargain hereunder unless Homeland and Holding materially fulfill their obligations hereunder for the full term of this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises, the following mutual promises, and other good and valuable consideration, the parties agree as follows:

         1. TERM AND TERMINATION. The term of this Agreement shall commence upon the execution hereof and shall continue until it shall expire at the end of ten
(10) years or is terminated earlier by mutual agreement of the parties.

         2. GEOGRAPHICAL AREA. The area in which Homeland and Holding shall be prohibited from competing with AWG's Business pursuant to the terms of this Agreement shall be the States of Arkansas, Oklahoma, Missouri, Texas and Kansas (the "GEOGRAPHICAL AREA").

         3. OBLIGATIONS OF HOMELAND.

                  (a) Non-Competition. Homeland and Holding will not (and shall not allow any person or entity controlled or under common control of Homeland or Holding to), at any time prior to the termination or expiration of this Agreement, directly or indirectly, as owner, shareholder, director, officer, partner, consultant, employee, co-venturer or otherwise, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation, or control of any business that engages in business similar to AWG's Business, within the Geographical Area.

                  (b) Non-Competition with Wholesaler. Homeland and Holding will not during the term of this Agreement compete directly or indirectly with AWG as a wholesaler of grocery products, including Available Products (as defined in the New Supply Agreement), in the Geographical Area. A sale of any of the Stores to a competitor of AWG in a manner which is not consistent with the terms and provisions of the New Supply Agreement and the underlying Supply Protection Agreements set forth in the New Supply Agreement shall (i) be a violation of this Agreement and
         (ii) deemed to be competing with AWG. If Homeland is in compliance with the Right of First Refusal Agreement in connection with any Transfer (as defined therein), such Transfer shall not be deemed to be a violation of this Agreement.

                  (c) Acts of Parent or other Affiliates. If Homeland, Holding or any other affiliate engages in any of the activities prohibited under this Agreement, Homeland and Holding shall be deemed to be (i) in violation of this Agreement and (ii) competing with AWG.

         4. RELIEF IN THE EVENT OF BREACH. The parties to this Agreement hereby agree and stipulate that the restrictions contained in this Agreement are reasonable and necessary in order to protect AWG's legitimate business interests. If Homeland or Holding shall breach the foregoing agreement, Homeland and Holding agree that AWG will have no adequate remedy at law and that immediate ex parte injunctive relief will be appropriate. In the event that a court of competent jurisdiction refuses to grant AWG injunctive relief, AWG shall be free to pursue any and all remedies, including remedies at law, which may be available to AWG. In the event that AWG is required to pursue legal remedies and is found to be entitled to damages, any such damages may be set off against any amounts owed by AWG to Homeland and/or Holding.

         5. MISCELLANEOUS PROVISIONS.

                  (a) Modification of Agreement. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith, and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this Agreement may not be waived except as herein set forth.

                  (b) Burden and Benefit. This Agreement shall be binding upon, and shall inure to the benefit of AWG, Homeland and their respective successors and assigns:

                  (c) Assignment. Homeland and Holding shall not be entitled to assign their rights and obligations under this Agreement. AWG may assign its rights and obligations under this Agreement to any individual or entity which acquires all or part of AWG's Business in the Geographical Area.

                  (d) Severability. In the event any of the provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, then, to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision had never been contained herein. Furthermore, any such invalid, illegal or unenforceable provision shall be deemed amended to reflect, and enforced to carry out, to the greatest extent valid, legal, and enforceable, the intentions of the parties, as determined by the original language of such invalid, illegal or unenforceable provision. It is the intent of the parties that none of the provisions hereof is severable for any purpose (including bankruptcy) other than to avoid invalidity, illegality or unenforceability. For purposes hereof, the New Supply Agreement and other Supply Protection Agreements and transactions contemplated thereby shall not be considered provisions hereof but shall be considered separate agreements delivered as part of the consideration for the loan evidenced by the Loan Documents. In addition, while the execution of this Agreement, the New Supply Agreement and the other Supply Protection Agreements are conditions precedent to the execution and the performance by AWG under the Loan Documents, once executed, this Agreement, the New Supply Agreement and each of the other Supply Protection Agreements are intended to be separate and independent agreements, severable from the Loan Documents, the New Supply Agreement and each of the other Supply Protection Agreements and except as limited by the express terms thereof, shall survive any expiration, termination or rejection of any other document or agreement.

                  (e) Notices. Any notice required to be given hereunder shall be sufficient if in writing, and hand delivered, delivered by way of a recognized national overnight delivery service or sent by certified or registered mail, return receipt requested, first-class postage prepaid, to the parties' last known addresses.

                  (f) Governing Law. It is understood and agreed that the construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Kansas, without considering its law or rules related to choice of law. Any dispute or cause of action under this Agreement shall be resolved by a court of competent jurisdiction in Johnson County, Kansas.

                  (g) Counterparts: Facsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. Facsimile execution of this Agreement shall be valid and binding for all purposes.

                  (h) Time of Essence. Time is of the essence in connection with the performance of the duties of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as follows:

                                        HOMELAND STORES, INC.
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                                David B. Clark, President
                                               and Chief Executive Officer

                                                        "HOMELAND"



                                        HOMELAND HOLDING CORPORATION,
                                        a Delaware corporation


                                        By:
                                            ---------------------------------
                                                David B. Clark, President
                                               and Chief Executive Officer

                                                         "HOLDING"

                                        ASSOCIATED WHOLESALE GROCERS, INC.,
                                        a Missouri corporation


                                        By:
                                            ---------------------------------
                                               Gary L. Phillips, President
                                               and Chief Executive Officer

                                                       "AWG"

                                   EXHIBIT "A"

                                     STORES

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

1.   26      520 Minnesota                   Chickasha         Grady          OK

2.   101     1100 W. Main                    Norman            Cleveland      OK

3.   102     8922 S. Memorial                Tulsa             Tulsa          OK

4.   105     1315 N. Eastern Ave.            Moore             Cleveland      OK

5.   122     6473 N. MacArthur               Oklahoma City     Oklahoma       OK

6.   125     3828 W. Owen K. Garriott        Enid              Garfield       OK

7.   127     759 Grand Avenue                Chickasha         Grady          OK

8.   141     1402 N. Main St.                Guymon            Texas          OK

9.   145     1800 Central                    Dodge City        Ford           KS

10.  146     1701 N. Milt Phillips           Seminole          Seminole       OK

11.  148     1212 Choctaw                    Clinton           Custer         OK

12.  153     1108 N.W. 18th                  Oklahoma City     Oklahoma       OK

13.  154     2016 N.W. 39th St.              Oklahoma City     Oklahoma       OK

14.  161     510 N. Commerce                 Ardmore           Carter         OK

15.  163     4308 S.E. 44th                  Oklahoma City     Oklahoma       OK

16.  164     706 Flynn                       Alva              Woods          OK

17.  167     1310 Oklahoma Ave.              Woodward          Woodward       OK

18.  170     412 W. Third                    Elk City          Beckham        OK

19.  178     505 S. Chickasaw                Pauls Valley      Garvin         OK

20.  181     12508 N. May Ave.               Oklahoma City     Oklahoma       OK

21.  182     1401 Beech Ave.                 Duncan            Stephens       OK

22.  183     3020 N.W. 16th St.              Oklahoma City     Oklahoma       OK

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

23.  188     220 E. Cleveland                Guthrie           Logan          OK

24.  192     415 S.W. 59th                   Oklahoma City     Oklahoma       OK

25.  193     301 N.W. 67th                   Lawton            Comanche       OK

26.  195     4301 S. May Ave.                Oklahoma City     Oklahoma       OK

27.  196     2705 N. Harrison                Shawnee           Pottawatomie   OK

28.  197     11241 W. Reno                   Yukon             Canadian       OK

29.  200     1724 W. Lindsey Rd.             Norman            Cleveland      OK

30.  204     115 E. Hiway 152                Mustang           Canadian       OK

31.  206     11120 N. Rockwell               Oklahoma City     Oklahoma       OK

32.  207     9320 N. Penn                    Oklahoma City     Oklahoma       OK

33.  208     2205 W. Edmond Rd.              Edmond            Oklahoma       OK

34.  457     3948 S. Peoria                  Tulsa             Tulsa          OK

35.  495     310 W. Trudgeon                 Henryetta         Okmulgee       OK

36.  502     2235 E. 61st St:                Tulsa             Tulsa          OK

37.  503     1110 S. Denver                  Tulsa             Tulsa          OK

38.  515     915 S. Madison                  Bartlesville      Washington     OK

39.  528     12011 S. Memorial               Bixby             Tulsa          OK

40.  529     3405 S. Georgia                 Amarillo          Randall        TX

41.  538     504 E. Graham                   Pryor             Mayes          OK

42.  545     12572 East 21st St.             Tulsa             Tulsa          OK

43.  549     400 Plaza Court                 Sand Springs      Tulsa          OK

44.  550     6402 E. Pine                    Tulsa             Tulsa          OK

45.  553     575 N. Gilcrease Museum         Tulsa             Osage          OK
             Road
             [a/k/a 575 N. 26th W. Ave.]

46.  561     708 S. Aspen                    Broken Arrow      Tulsa          OK

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

47.  563     811 E. Frank Phillips Blvd.     Bartlesville      Washington     OK

48.  567     3139 S. Harvard                 Tulsa             Tulsa          OK

49.  573     19302 E. Admiral Blvd.          Tulsa             Wagoner        OK

50.  574     2351 E. Kenosha                 Broken Arrow      Tulsa          OK

51.  578     700 E. Cherokee                 Wagoner           Wagoner        OK

52.  582     230 W. 1st                      Dumas             Moore          TX

53.  587     101 W. 10th St.                 Borger            Hutchinson     TX

54.  600     7302 S.W. 34th                  Amarillo          Randall        TX

55.  601     4111 Plains                     Amarillo          Potter         TX

56.  603     3505 N.E. 24th                  Amarillo          Potter         TX

57.  604     202 N. 23rd                     Canyon            Randall        TX

58.  605     535 N. 25 Mile Ave.             Hereford          Deaf Smith     TX

59.  677     5811 S. Western                 Amarillo          Randall        TX

60.  778     4001 S. 97 Highway              Sand Springs      Tulsa          OK

61.  793     7001 Northwest Expressway       Oklahoma City     Oklahoma       OK

62.  794     2121 N.W. 23rd                  Oklahoma City     Oklahoma       OK

63.  795     1202 N.W. 40th                  Lawton            Comanche       OK

64.  796     10700 S. Penn                   Oklahoma City     Cleveland      OK

65.  850     316 E. Main                     Pawhuska          Osage          OK

66.  851     702 Fir Street                  Perry             Noble          OK

67.  852     305 S. Broadway                 Cleveland         Pawnee         OK

68.  853     1629 S. Main                    Jay               Delaware       OK

69.  854     310 S. Main                     Blackwell         Kay            OK

70.  855     108 S. Division                 Okemah            Okfuskee       OK

71.  856     813 E. Cherokee                 Nowata            Nowata         OK

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

72.  857     102 Haskell Blvd.               Haskell           Muskogee       OK

73.  880     3115 W. Okmulgee St.            Muskogee          Muskogee       OK

74.  881     1300 S. York                    Muskogee          Muskogee       OK

75.  882     800 E. Okmulgee                 Muskogee          Muskogee       OK

76.  883     6 East Shawnee                  Muskogee          Muskogee       OK

77.  886     24 S.E. 33rd Street             Edmond            Oklahoma       OK

78.  887     2213 S.W. 74th Street           Oklahoma City     Oklahoma       OK

                                  EXHIBIT "D-1"
                                       TO
                                SUPPLY AGREEMENT

                                 USE RESTRICTION
                                     (Lease)

         THIS USE RESTRICTION ("USE RESTRICTION") is executed as of the 15th day of August, 2001, by and between HOMELAND STORES, INC., a Delaware corporation, Chapter 11 debtor-in-possession ("Grantor") for the benefit of ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation ("AWG").

                                   WITNESSETH

         Pursuant to the terms of certain agreements between AWG and Grantor dated of even date herewith, including without limitation (i) that certain Credit Agreement ("CREDIT AGREEMENT") dated August 15, 2001 and (ii) that certain Supply Agreement ("SUPPLY AGREEMENT") dated August 15, 2001 (collectively, the "AGREEMENTS") which provide for certain debtor-in-possession financing and a supply of inventory which will allow Grantor, to the extent possible, to continue to operate its business, Grantor hereby declares that, as to Grantor's leasehold interest under a lease of such premises (the "LEASE"), the following described premises ("PROPERTY") situated at ______________________ in the City of _____________, County of _____________, State of ____________, to
wit:

                         See EXHIBIT "A" attached hereto

shall be dedicated to the exclusive use of a grocery store owned or operated by a retail member of AWG which utilizes AWG as its supplier of Available Products (as defined in the Supply Agreement) such that the value of all Available Products purchased from AWG (valued at wholesale cost), measured quarterly, equals or exceeds sixty-five percent (65%) of all inventory and supplies (except pharmacy products) purchased for such store. Such restriction shall run with the leasehold interest created by the Lease whether such interest continues to be held by Grantor or is held by a successor-in-interest.

         In the event the Lease expires or the Lease is terminated, the Use Restriction created hereby shall be released and of no further force and effect. Record notice of such expiration may be given by AWG or the owner of the Property by filing a sworn affidavit stating that the Lease has expired. Contemporaneously with the recordation of any such affidavit, the party filing same shall give Grantor, AWG and/or the owner of the Property written notice of such recordation.

         The Use Restriction created hereby shall be released and of no further force and effect upon the recordation of a sworn affidavit by the President of Grantor stating that AWG's purchase rights have been complied with as set forth in that certain Right of First

Refusal Agreement ("ROFR") between AWG and Grantor of even date herewith with respect to the Property covered hereby. Contemporaneously with the recordation of any such affidavit, Grantor shall give AWG written notice of such recordation.

         Reference is hereby expressly made to the above described ROFR for the full particulars of AWG's purchase rights, the same as though all the terms, agreements, conditions and covenants contained therein were set forth in full in this Use Restriction. A fully executed copy of the ROFR is available for inspection by those parties that may be entitled thereto at the offices of Grantor at: Oil Center East, 2601 Northwest Expressway, Oklahoma City, Oklahoma 73112 and the principal office of AWG at 5000 Kansas Avenue, Kansas City, Kansas 66106.

         This Use Restriction is solely for the benefit of, and can only be enforced by, AWG and it does not confer third party beneficiary rights on any party. This Use Restriction is not intended to and shall in no way encumber the fee interest in the Property.

         The obligations of Grantor and the Use Restrictions which encumber the leasehold interest created by the Lease are separate and independent from each other and the obligations of Grantor under the Credit Agreement, Supply Agreement and all agreements and/or documents contemplated thereby, and except as limited by the terms thereof, shall survive any expiration, termination or rejection of any other document or agreement.

         Executed as of the day and year first above written.

                                        HOMELAND STORES, INC.
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                                  David B. Clark, President
                                                 and Chief Executive Officer

                                                 "GRANTOR"

                                        ASSOCIATED WHOLESALE GROCERS, INC.,
                                        a Missouri corporation


                                        By:
                                            ------------------------------------
                                                 Gary L. Phillips, President
                                                 and Chief Executive Officer

                                                 "AWG"

                                ACKNOWLEDGMENTS

STATE OF KANSAS        )
                       )   ss.
COUNTY OF WYANDOTTE    )

         Before me, a Notary Public in and for said county and state, on this _____ day of August, 2001, personally appeared Gary L. Phillips, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as the President and Chief Executive Officer of ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of Associated Wholesale Grocers, Inc., for the uses and purposes therein set forth.


                                        ----------------------------------------
My Appointment Expires:                              Notary Public


------------------------


STATE OF OKLAHOMA     )
                      )   ss.
COUNTY OF OKLAHOMA    )

         Before me, a Notary Public in and for said county and state, on this _____ day of August, 2001, personally appeared David B. Clark, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as the President and Chief Executive Officer of HOMELAND STORES, INC., a Delaware corporation, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of Homeland Stores, Inc., for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                        ----------------------------------------
My Appointment Expires:                              Notary Public


------------------------

                                  EXHIBIT "D-2"
                                       TO
                                SUPPLY AGREEMENT

                                 USE RESTRICTION
                                      (Fee)

         THIS USE RESTRICTION ("USE RESTRICTION") is executed as of the 15th day of August, 2001, by and between HOMELAND STORES, INC., a Delaware corporation, Chapter 11 debtor-in-possession ("GRANTOR") for the benefit of ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation ("AWG").

                                   WITNESSETH

         Pursuant to the terms of certain agreements between AWG and Grantor dated of even date herewith, including without limitation (i) that certain Credit Agreement ("CREDIT AGREEMENT") dated August 15, 2001 and (ii) that certain Supply Agreement ("SUPPLY AGREEMENT") dated August 15, 2001 (collectively, the "AGREEMENTS") which provide for certain debtor-in-possession financing and a supply of inventory which will allow Grantor, to the extent possible, to continue to operate its business, Grantor hereby declares that the following described premises ("PROPERTY") situated at ___________________ in the City of ___________, County of ____________, State of ____________, to wit:

                         See EXHIBIT "A" attached hereto

shall be dedicated to the exclusive use of a grocery store owned or operated by a retail member of AWG which utilizes AWG as its supplier of Available Products (as defined in the Supply Agreement) such that the value of all Available Products purchased from AWG (valued at wholesale cost), measured quarterly, equals or exceeds sixty-five percent (65%) of all inventory and supplies (except pharmacy products) purchased for such store. Such restriction shall run with the Property whether such Property continues to be owned by Grantor or is owned by a successor-in-interest.

         Except as provided in the following paragraph, the Use Restriction created hereby shall be in effect until released by AWG. Record notice of such expiration may be given by AWG by filing a sworn affidavit stating that this Use Restriction has been terminated. Contemporaneously with the recordation of any such affidavit, AWG shall give Grantor (or Grantor's successor-in-interest), written notice of such recordation.

         The Use Restriction created hereby shall be released and of no further force and effect upon the recordation of a sworn affidavit by the President of Grantor stating that AWG's purchase rights have been complied with as set forth in that certain Right of First Refusal Agreement ("ROFR") between AWG and Grantor of even date herewith with respect to the Property covered hereby. Contemporaneously with the recordation of any such affidavit, Grantor shall give AWG written notice of such recordation.

         Reference is hereby expressly made to the above described ROFR for the full particulars of AWG's purchase rights, the same as though all the terms, agreements, conditions and covenants contained therein were set forth in full in this Use Restriction. A fully executed copy of the ROFR is available for inspection by those parties that may be entitled thereto at the offices of Grantor at: Oil Center East, 2601 Northwest Expressway, Oklahoma City, Oklahoma 73112 and the principal office of AWG at 5000 Kansas Avenue, Kansas City, Kansas 66106.

         This Use Restriction is solely for the benefit of, and can only be enforced by, AWG and it does not confer third party beneficiary rights on any party.

         The obligations of Grantor and the Use Restrictions which encumber the Property are separate and independent from each other and the obligations of Grantor under the Credit Agreement, Supply Agreement and all agreements and/or documents contemplated thereby, and except as limited by the terms thereof, shall survive any expiration, termination or rejection of any other document or agreement.

         Executed as of the day and year first above written

                                        HOMELAND STORES, INC.
                                        a Delaware corporation


                                        By:
                                            --------------------------------
                                               David B. Clark, President
                                              and Chief Executive Officer

                                               "GRANTOR"


                                        ASSOCIATED WHOLESALE GROCERS, INC.,
                                        a Missouri corporation



                                        By:
                                            --------------------------------
                                              Gary L. Phillips, President
                                              and Chief Executive Officer

                                              "AWG"

                                ACKNOWLEDGMENTS


STATE OF KANSAS        )
                       )   ss.
COUNTY OF WYANDOTTE    )

         Before me, a Notary Public in and for said county and state, on this ______ day of August, 2001, personally appeared Gary L. Phillips, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as the President and Chief Executive Officer of ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of Associated Wholesale Grocers, Inc., for the uses and purposes therein set forth.


                                        ----------------------------------------
My Appointment Expires:                              Notary Public


------------------------


STATE OF OKLAHOMA     )
                      )   ss.
COUNTY OF OKLAHOMA    )

         Before me, a Notary Public in and for said county and state, on this ______ day of August, 2001, personally appeared David B. Clark, to me known to be the identical person who subscribed the name of the maker thereof to the foregoing instrument as the President and Chief Executive Officer of HOMELAND STORES, INC., a Delaware corporation, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of Homeland Stores, Inc., for the uses and purposes therein set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                        ----------------------------------------
My Appointment Expires:                              Notary Public


------------------------

                                   EXHIBIT "E"

                               STORES AWG ON LEASE

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

1.   850     316 E. Main                     Pawhuska          Osage          OK

2.   851     702 Fir Street                  Perry             Noble          OK

3.   852     305 S. Broadway                 Cleveland         Pawnee         OK

4.   853     1629 S. Main                    Jay               Delaware       OK

5.   854     310 S. Main                     Blackwell         Kay            OK

6.   855     108 S. Division                 Okemah            Okfuskee       OK

7.   856     813 E. Cherokee                 Nowata            Nowata         OK

8.   857     102 Haskell Blvd.               Haskell           Muskogee       OK

9.   880     3115 W. Okmulgee St.            Muskogee          Muskogee       OK

10.  882     800 E. Okmulgee                 Muskogee          Muskogee       OK

11.  883     6 East Shawnee                  Muskogee          Muskogee       OK

12.  886     24 S.E. 33rd Street             Edmond            Oklahoma       OK

13.  887     2213 S.W. 74th Street           Oklahoma City     Oklahoma       OK

                                   EXHIBIT "F"

                              CLOSE/SELL STORE LIST

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

1.   882     800 E. Okmulgee                 Muskogee          Muskogee       OK

2.   793     7001 Northwest Expressway       Oklahoma City     Oklahoma       OK

3.   794     2121 N.W. 23rd                  Oklahoma City     Oklahoma       OK

4.   887     2213 S.W. 74th Street           Oklahoma City     Oklahoma       OK

5.   883     6 East Shawnee                  Muskogee          Muskogee       OK

6.   545     12572 East 21st St.             Tulsa             Tulsa          OK

7.   550     6402 E. Pine                    Tulsa             Tulsa          OK

8.   574     2351 E. Kenosha                 Broken Arrow      Tulsa          OK

9.   164     706 Flynn                       Alva              Woods          OK

10.  578     700 E. Cherokee                 Wagoner           Wagoner        OK

11.  795     1202 N.W. 40th                  Lawton            Comanche       OK

12.  167     1310 Oklahoma Ave.              Woodward          Woodward       OK

13.  207     9320 N. Penn                    Oklahoma City     Oklahoma       OK

14.  105     1315 N. Eastern Ave.            Moore             Cleveland      OK

15.  122     6473 N. MacArthur               Oklahoma City     Oklahoma       OK

16.  192     415 S.W. 59th                   Oklahoma City     Oklahoma       OK

17.  183     3020 N.W. 16th St.              Oklahoma City     Oklahoma       OK

18.  502     2235 E. 61st St.                Tulsa             Tulsa          OK

19.  503     1110 S. Denver                  Tulsa             Tulsa          OK

20.  553     575 N. Gilcrease Museum         Tulsa             Osage          OK
             Road
             [a/k/a 575 N. 26th W. Ave.]

21.  549     400 Plaza Court                 Sand Springs      Tulsa          OK

22.  145     1800 Central                    Dodge City        Ford           KS

HOMELAND
STORE NO.    ADDRESS                         CITY              COUNTY         STATE
---------    ---------------------------     -------------     ----------     -----

23.  600     7302 SW. 34th                   Amarillo          Randall        TX

24.  601     4111 Plains                     Amarillo          Potter         TX

25.  603     3505 N.E. 24th                  Amarillo          Potter         TX

26.  604     202 N. 23rd                     Canyon            Randall        TX

27.  605     535 N. 25 Mile Ave.             Hereford          Deaf Smith     TX

28.  677     5811 S. Western                 Amarillo          Randall        TX

29.  26      520 Minnesota                   Chickasha         Grady          OK

30.  528     12011 S. Memorial               Bixby             Tulsa          OK

31.  582     230 W. 1st                      Dumas             Moore          TX

32.  587     101 W. 10th St.                 Borger            Hutchinson     TX

33.  529     3405 S. Georgia                 Amarillo          Randall        TX

34.  561     708 S. Aspen                    Broken Arrow      Tulsa          OK

                                   EXHIBIT "G"

                                  CREDIT TERMS

         Homeland shall pay for the Purchased Goods on the following terms: A statement for the Purchased Goods in connection with the Stores will be prepared by AWG on the last business day of each week ("FRIDAY STATEMENT"). For purposes herein, the last business day of each week shall be Friday, unless Friday is a holiday in which case the last business day shall be Thursday. Payment shall be due from Homeland to AWG as follows by bank wire transfer:

                  (a) by 12:00 p.m. on the following Monday in the amount of $1,000,000 for each $1,000,000 or part thereof which is necessary to reduce the Statement Balance Credit to be equal to or less than $5,500,000, with a minimum required payment of $1,000,000 (by way of example, should a given Friday Statement show a Statement Balance Credit of $6,750,000, a payment in the amount of $2,000,000 would be required);

                  (b) by 12:00 p.m. on the following Tuesday in an amount, if any, which is necessary to reduce the full remaining balance of the Friday Statement to $1,000,000; and

                  (c) by 12:00 p.m. on the following Wednesday in the amount of $1,000,000 or the then remaining balance of the Friday Statement, whichever is less.

         In the event any given Monday or Tuesday payment due date is a holiday, the applicable payment shall be due on the next preceding business day; provided however, a Monday holiday will not affect or delay the applicable Tuesday and Wednesday payment due date unless the applicable Tuesday and/or Wednesday is also a holiday. Any other products, goods or services charged to Homeland's open account other than Purchased Goods shall also be paid according to the terms of Statement Balance Credit described above.

                                   EXHIBIT "H"

                                       TO

                                SUPPLY AGREEMENT

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of August 15, 2001, among HOMELAND HOLDING CORPORATION, Chapter 11 debtor-in-possession, a Delaware corporation ("Holding"), HOMELAND STORES, INC., Chapter 11 debtor-in-possession, a Delaware corporation ("Homeland"); (Holding and Homeland are sometimes collectively referred to herein as "Grantors" and individually as a "Grantor"), and ASSOCIATED WHOLESALE GROCERS, INC., a Missouri corporation ("Lender" or "AWG").

         The following Recitals are a material part of this Security Agreement:

         A. AWG is a wholesaler of grocery and supermarket products operating in a cooperative manner.

         B. Homeland, a wholly-owned subsidiary of Holding, is a retail grocery operator of 78 grocery stores.

         C. Pursuant to the Existing Supply Protection Agreements, AWG is Homeland's primary supplier of grocery and supermarket products.

         D. Homeland and Holding, as of August 1, 2001, have filed for bankruptcy in the Bankruptcy Court pursuant to the Bankruptcy Code.

         E. Homeland and Holding desire for AWG to continue to supply grocery and supermarket products to Homeland as Homeland's primary supplier during the pendency of the Bankruptcy Cases and after confirmation of an Acceptable Plan of Reorganization.

         F. Grantors, in an effort to continue operations during the pendency of the Bankruptcy Cases, desire that Lender extend debtor-in-possession financing, pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantors and Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), consisting of term credit facilities to Grantors of up to Twenty Nine Million Sixty Five Thousand Nine Hundred Fifty Six and 60/100 Dollars ($29,065,956.60) in the aggregate for the purpose of refinancing certain senior creditor secured indebtedness of Grantors and to provide (a) working capital financing for Grantors and (b) funds for other general corporate purposes of Grantors; and for these purposes, Lender is willing to make certain debtor-in-possession loans and other extensions of credit to Grantors of up to such amount upon the terms and conditions set forth herein;

         G. The above-referenced term credit facilities will have three (3) components, consisting of the following: (i) a $16,500,000 loan; (ii) an approximate $9,400,000 loan (to consolidate certain existing indebtedness of Homeland to AWG under the Existing Notes); and (iii) a $3,100,000 restated loan (which loan relates to the restatement of the First Day Note); and

         H. AWG is unwilling to enter into the Credit Agreement and provide the financing contemplated thereunder unless Grantors execute and deliver to AWG, among other things, this Security Agreement and the other Loan Documents; and that such agreements are each approved by the Bankruptcy.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

         2. GRANT OF LIEN.

                  (a) To secure the prompt and complete payment, performance and observance of all of the Obligations (specifically including, without limitation, each Grantor's Obligations arising under the cross-guaranty provisions of Section 12 of the Credit Agreement), each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, a Lien upon all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

                           (i)     all Accounts;

                           (ii)    all Chattel Paper;

                           (iii)   all Contracts;

                           (iv)    all Deposit Accounts;

                           (v)     all Documents;

                           (vi)    all Electronic Chattel Paper;

                           (vii)   all Equipment;

                           (viii)  all Fixtures;

                           (ix)    all General Intangibles;

                           (x)     all goods;

                           (xi)    all Instruments;

                           (xii)   all Inventory;

                           (xiii)  all Investment Property;

                           (xiv)   all Letter-of-Credit Rights;

                           (xv) all money, cash or cash equivalents of any Grantor; and

                           (xvi) the following specifically listed commercial tort claims: None.

                           (xvii) any and all causes of action pursuant to Sections 542, 543, 544, 545, 547, 548 or 553 of the Bankruptcy
                  Code and the proceeds therefrom;

                           (xviii) without limiting the generality of the
                  foregoing all leasehold improvements, leasehold interests and rents owned by either Grantor and located at or used in connection with or relating to the businesses at the locations set forth on Schedule VI-A attached hereto and incorporated herein by this reference; whether or not specifically assigned to Lender and whether now owned or existing or hereafter acquired or arising and wherever located and whether held for resale or used in business or purchased with proceeds of the Loans or ever located at, or ever purchased with revenues from, the grocery stores identified on Schedule VI-B, together with all additions, accessories, attachments and accessions thereto and all substitutions and replacements therefor, and all proceeds (including insurance proceeds) from the sale or other disposition thereof and all proceeds thereof;

                           (xix) all equity, deposits, credits, sums and
                  indebtedness of any kind or description, whatsoever, at any time owed by Lender to either Grantor or at any time standing in the name of or to the credit of either Grantor on the books and/or records of Lender, including without limitation, capital stock, members deposit certificates, patronage refund certificates, members savings, direct patronage or year-end patronage; and

                           (xx) to the extent not otherwise included, all
                  Proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

                  (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lender as aforesaid, each Grantor hereby grants to Lender, a right of setoff against the property of such Grantor held by Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

        3.  LENDER'S RIGHTS: LIMITATIONS ON LENDER'S OBLIGATIONS.

                  (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Lender shall have no obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Lender of any payment relating to any Contract or License pursuant hereto. Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                  (b) Lender may at any time after a Default or Event of Default shall have occurred and be continuing, without prior notice to any Grantor, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper, that the Accounts and the right, title and interest of any Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Lender, and that payments shall be made directly to Lender. Upon the request of Lender, each Grantor shall so notify Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

                  (c) Lender may at any time in Lender's own name or in the name of any Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Lender at any time and from time to time promptly upon Lender's request the following reports with respect to each
Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts;
(iii) trial balances; and (iv) a test verification of such Accounts as Lender may request. Each Grantor, at its own expense, shall deliver to Lender the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

        4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

                  (a) Each Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances.

                  (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Lender pursuant to the Existing Loan Documents, this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.

                  (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the entry by the Bankruptcy Court of an Interim Financing Order, a perfected Lien in favor of Lender, on the Collateral subject to the Intercreditor Agreement. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers of Inventory in the ordinary course of business). All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

                  (d) Schedule II hereto lists all Instruments and Chattel Paper of each Grantor. All action by any Grantor necessary or desirable to protect and perfect the Lien of Lender on each item set forth on Schedule II (including the delivery of all originals thereof to Lender and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of Lender, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Lender as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

                  (e) Each Grantor's exact legal name and state of organization are set forth in Schedule III-A and Schedule III-B, respectively, hereto. Grantors shall only change the foregoing in accordance with the provisions of the Credit Agreement.

                  (f) Each Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule IV-A and Schedule IV-B, respectively, hereto. Grantors shall only change the foregoing in accordance with the provisions of the Credit Agreement.

                  (g) With respect to the Accounts (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment and disclosed to Lender; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices, statements and Collateral Reports delivered to Lender with respect thereto; (iv) no Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices and statements which may be delivered to Lender with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; and (y) to each Grantor's knowledge, all Account Debtors have the capacity to contract.

                  (h) With respect to any Inventory (i) such Inventory is located at one of the applicable Grantor's locations set forth on Schedule IV-A or Schedule IV-B hereto, as applicable, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Lender's prior written consent, and if Lender gives such consent, each applicable Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements acknowledging that the bailee, landlord or mortgagee is holding the Inventory for Lender, (iii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Lender, and (iv) except for Permitted Encumbrances, such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (v) the completion of manufacture, sale or other disposition of such Inventory by Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

                  (i) Grantor will obtain bailee, landlord and mortgagee agreements with respect to all Collateral held by such third parties acknowledging that such third party is holding the Collateral for Lender.

                  (j) No Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule V hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office, perfected Liens in favor of Lender on each Grantor's Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent Security Agreements and the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect Lender's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

                  (k) Grantors will cooperate with Lender in obtaining control with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and

Electronic Chattel Paper. Such cooperation shall include, without limitation, providing Lender with executed Control Letters as Lender deems reasonably necessary.


                  (l) To the extent Grantors use the proceeds of the Loans to purchase Collateral, Grantors' repayment of the Loans shall apply on a "first in, first out" basis so that the portion of the Loans used to purchase a particular item of Collateral shall be paid in the chronological order that Grantors purchased the Collateral.


        5. COVENANTS. Each Grantor covenants and agrees with Lender, that from and after the date of this Security Agreement and until the Termination Date:

                  (a) Further Assurances: Pledge of Instruments. At any time and from time to time, upon the written request of Lender and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any License or Contract held by such Grantor or in which such Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document, (iii) transferring Collateral to Lender's possession if such Collateral consists of Chattel Paper, Instruments, Investment Property or if a Lien on such Collateral can be perfected only by possession, or if requested by Lender, (iv) obtaining, or using its best efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees in accordance with the Credit Agreement, and (v) confer control to Lender with respect to Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper. Each Grantor also hereby authorizes Lender to file any such financing or continuation statements without the signature of such Grantor to the extent permitted by applicable law, including financing statements with "all assets" or other such descriptions of Collateral. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Lender immediately upon such Grantor's receipt thereof.

                  (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Associated Wholesale Grocers, Inc. as Lender." All Electronic Chattel Paper shall be marked with an identifying reference in form satisfactory to Lender.

                  (c) Covenants Regarding Patent, Trademark and Copyright Collateral.

                         (i) Grantors shall notify Lender immediately if they
                  know or have reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding any Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                         (ii) In no event shall any Grantor, either itself or
                  through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Lender prior written notice thereof, and, upon request of Lender, Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Lender may request to evidence Lender's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

                         (iii) Grantors shall take all actions necessary or
                  requested by Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the applicable Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

                         (iv) In the event that any of the Patent, Trademark or
                  Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall notify Lender promptly after such Grantor learns thereof Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Lender shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

                  (d) Indemnification. In any suit, proceeding or action brought by Lender relating to any Account, Chattel Paper, Contract, Document, Electronic Chattel Paper, General Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Deposit Account, Document, Electronic Chattel Paper, General Intangible or Instrument, each Grantor will save, indemnify and keep Lender harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Lender.

                  (e) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

                  (f) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Lender in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

                  (g) Limitations on Disposition. No Grantor will, and Lender does not authorize any Grantor to, sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

                  (h) Further Identification of Collateral. Grantors will, if so requested by Lender, furnish to Lender, as often as Lender requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in such detail as Lender may specify.

                  (i) Notices. Grantors will advise Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

        6. LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

                  On the Closing Date each Grantor shall execute and deliver to Lender a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit "A". The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender's interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that
(a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Lender shall not have any duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

        7. REMEDIES: RIGHTS UPON DEFAULT.

                  (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Lender may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Lender's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Lender, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Lender deems necessary or advisable.

                  Each Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall select, whether at such Grantor's premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Lender. Lender may, if it so elects, seek ex parte the appointment of a receiver or keeper, to take possession of Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing as to such appointment. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Lender to collect such deficiency.

                  (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

         8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Lender to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

         9. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

         12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Lender and Grantors with respect to the matters referred to herein and therein.

         13. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Grantors.

         14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

         16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Lender hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

         17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

         18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF KANSAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN JOHNSON COUNTY, KANSAS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDER AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF JOHNSON COUNTY, KANSAS, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO

SUCH GRANTOR AT THE ADDRESS SET FORTH ON ANNEX C TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, UNTIL THE DATE OF THE CONSUMMATION OF THE FINAL ORDER APPROVING AN ACCEPTABLE PLAN OF REORGANIZATION, THE PARTIES AGREE THAT THE BANKRUPTCY COURT SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS EXECUTED ON OR ABOUT THE DATE HEREOF.

         19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG LENDER AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

         20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

         22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

         23. BENEFIT OF LENDER. All Liens granted or contemplated hereby shall be for the benefit of Lender, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                    HOLDINGS

                                    HOMELAND HOLDING
                                    CORPORATION, Debtor-in-Possession,
                                    a Delaware corporation

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

                                    HOMELAND

                                    HOMELAND STORES, INC., Debtor-in-
                                    Possession, a Delaware corporation

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

                                    LENDER

                                    ASSOCIATED WHOLESALE
                                    GROCERS, INC., a Missouri corporation

                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------

                                    Title:
                                          ------------------------------

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

1. UCC-1 Financing Statement to be filed with the Delaware Secretary of State listing Associated Wholesale Grocers, Inc. as Secured Party and Homeland Holding Corporation as Debtor.

2. UCC-1 Financing Statement to be filed with the Delaware Secretary of State listing Associated Wholesale Grocers, Inc. as Secured Party and Homeland Stores, Inc. as Debtor.

3. Two (2) Fixture Financing Statements naming Homeland Holding Corporation and Homeland Stores, Inc. as Debtors and Associated Wholesale Grocers, Inc. as Secured Party in each of the following counties:

    Ford County, Kansas                     Canadian County, Oklahoma
    Deaf Smith, Texas                       Okmulgee County, Oklahoma
    Hutchinson County, Texas                Washington County, Oklahoma
    Moore County, Texas                     Mayes County, Oklahoma
    Potter County, Texas                    Osage County, Oklahoma
    Randall County, Texas                   Wagoner County, Oklahoma
    Grady County, Oklahoma                  Noble County, Oklahoma
    Cleveland County, Oklahoma              Pawnee County, Oklahoma
    Tulsa County, Oklahoma                  Delaware County, Oklahoma
    Oklahoma County, Oklahoma               Kay County, Oklahoma
    Garfield County, Oklahoma               Carter County, Oklahoma
    Texas County, Oklahoma                  Woods County, Oklahoma
    Seminole County, Oklahoma               Woodward County, Oklahoma
    Custer County, Oklahoma                 Beckham County, Oklahoma
    Stephens County, Oklahoma               Garvin County, Oklahoma
    Logan County, Oklahoma                  Okfuskee County, Oklahoma
    Comanche County, Oklahoma               Nowata County, Oklahoma
    Pottawatomie County, Oklahoma           Muskogee County, Oklahoma

                                   SCHEDULE II

                                       TO

                               SECURITY AGREEMENT

                                   INSTRUMENTS

                                       AND

                                  CHATTEL PAPER

                          [TO BE COMPLETED BY GRANTORS]

                                 SCHEDULE III-A

                                       TO

                               SECURITY AGREEMENT

                 SCHEDULE OF LEGAL NAME, STATE OF ORGANIZATION,

                              OFFICES OF HOLDINGS,

I.   Exact Legal Name:       Homeland Holding Corporation

II.  State of Organization:  Delaware

                                 SCHEDULE III-B

                                       TO

                               SECURITY AGREEMENT

           SCHEDULE OF LEGAL NAME AND STATE OF ORGANIZATION OF STORES

I.          Exact Legal Name:        Homeland Stores, Inc.

II.         State of Organization:   Delaware

                                  SCHEDULE IV-A

                                       TO

                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS
                         CONCERNING HOLDINGS' COLLATERAL

I.      Chief Executive Office and principal place of business of Holding:

II.     2601 NW Expressway, Suite 1100 East
        Oklahoma City, Oklahoma 73112

III.    Corporate Offices of Holding: Same as I above.

IV.     Warehouses: None.

V.      Other Premises at which Collateral is Stored or Located: None.

VI.     Locations of Records Concerning Collateral: Same as I above.

                                  SCHEDULE IV-B

                                       TO

                               SECURITY AGREEMENT

            SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL AND RECORDS
                          CONCERNING STORES COLLATERAL

I.    Chief Executive Office and principal place of business of Homeland:
      2601 NW Expressway, Suite 1100 East
      Oklahoma City, Oklahoma 73112

II.   Corporate Offices of Homeland: Same as I above.

III.  Warehouses: None.

IV.   Other Premises at which Collateral is Stored or Located: See attached.

V.    Locations of Records Concerning Collateral: Same as I above.

             OTHER PREMISES AT WHICH COLLATERAL IS STORED OR LOCATED


  STORE NO.            ADDRESS                            COUNTY
------------    ------------------------                 ------------
1.    26        520 Minnesota                            Grady
                Chickasha, OK

2.   101        1100 W. Main                             Cleveland
                Norman, OK

3.   102        8922 S. Memorial                         Tulsa
                Tulsa, OK 74133

4.   105        1315 N. Eastern                          Oklahoma
                Moore, OK 73160

5.   107        NWC Coltrane & Danforth                  Oklahoma
                Edmond, OK

6.   109        119th & South Western                    Cleveland
                Oklahoma City, OK

7.   119        U.S. 82 & Hwy. 78                        Fannin
                Bonham, TX

8.   122        6473 N. MacArthur                        Oklahoma
                Oklahoma City, OK

9.   125        3828 W. Owen K. Garriott                 Garfield
                Enid, OK 73703

10.  127        759 Grand Avenue                         Grady
                Chickasha, OK 73018

11.  141        1402 N. Main St.                         Texas
                Guymon, TX

12.  145        1800 Central                             Ford
                Dodge City, KS

13.  146        1701 N. Milt Phillips                    Seminole
                Seminole, OK

14.  148        1212 Choctaw                             Custer
                Clinton, OK

15.  153        1108 N.W. 18th                           Oklahoma
                Oklahoma City, OK

16.  154        2016 N.W. 39th St.                       Oklahoma
                Oklahoma City, OK


  STORE NO.            ADDRESS                           COUNTY
------------   ------------------------                ------------
17.  161       510 N. Commerce                          Carter
               Ardmore, OK

18.  163       4308 S.E. 44th                           Oklahoma
               Oklahoma City, OK

19.  164       706 Flynn                                Woods
               Alva, OK 73717

20.  167       1310 Oklahoma Ave.                       Woodward
               Woodward, OK

21.  170       412 W. Third                             Beckham
               Elk City, OK

22.  178       505 S. Chickasaw                         Garvin
               Pauls Valley, OK

23.  181       12508 N. May Ave.                        Oklahoma
               Oklahoma City, OK

24.  182       1401 Beech Ave.                          Stephens
               Duncan, OK

25.  183       3020 N.W. 16th St.                       Oklahoma
               Oklahoma City, OK

26.  188       220 E. Cleveland                         Logan
               Guthrie, OK 73044

27.  192       415 S.W. 59th                            Oklahoma
               Oklahoma City, OK

28.  193       301 N. W. 67th Street                    Comanche
               Lawton,  OK 73505

29.  195       4301 S. May Ave.                         Oklahoma
               Oklahoma City, OK

30.  196       2705 N. Harrison                         Pottawatomie
               Shawnee, OK

31.  197       11241 W. Reno                            Canadian
               Oklahoma City (Yukon), OK

32.  200       1724 W. Lindsey Rd.                      Cleveland
               Norman, OK

33.  204       115 E. Highway 152                       Canadian
               Mustang, OK


  STORE NO.                 ADDRESS                         COUNTY
-----------        --------------------------              ---------
34.  206           11120 N. Rockwell                       Oklahoma
                   Oklahoma City, OK 73132

35.  207           9320 N. Penn                            Oklahoma
                   Oklahoma City, OK

36.  208           2205 W. Edmond Road                     Oklahoma
                   Edmond, OK  73034

37.  457           3948 S. Peoria                          Tulsa
                   Tulsa, OK

38.  495           310 W. Trudgeon                         Okmulgee
                   Henryetta, OK  74437

39.  502           2235 E. 61st St.                        Tulsa
                   Tulsa, OK

4O.  503           1110 S. Denver                          Tulsa
                   Tulsa, OK

41.  515           915 S. Madison                          Washington
                   Bartlesville, OK

42.  528           12011 S. Memorial                       Tulsa
                   Bixby, OK

43.  529           3405 S. Georgia                         Randall
                   Amarillo, TX

44.  538           504 E. Graham                           Mayes
                   Pryor, OK 74361

45.  545           12572 E. 21st Street                    Tulsa
                   Tulsa, OK 74129

46.  549           400 Plaza Court                         Tulsa
                   Sand Springs, OK

47.  550           6402 E. Pine                            Tulsa
                   Tulsa, OK

48.  553           575 N. Gilcrease Museum Road            Osage
                   [a/k/a 575 N. 26th W. Avenue]
                   Tulsa, OK

49.  561           708 S. Aspen                            Tulsa
                   Broken Arrow, OK


  STORE NO.               ADDRESS                         COUNTY
------------      ---------------------------           ----------
50.  563          811 E. Frank Phillips Blvd.           Washington
                  Bartlesville, OK 74003

51.  567          3139 S. Harvard                       Tulsa
                  Tulsa, OK

52.  573          19302 E. Admiral Blvd.                Wagoner
                  Tulsa, OK

53.  574          2351 E. Kenosh                        Tulsa
                  Broken Arrow, OK 74012

54.  578          700 E. Cherokee                       Wagoner
                  Wagoner, OK

55.  582          230 W. 1st                            Moore
                  Dumas, TX

56.  587          101 W. 10th St.                       Hutchinson
                  Borger, TX

57.  598          401 S. Western                        Potter
                  Amarillo, TX

58.  600          7302 S.W. 34th                        Randall
                  Amarillo, TX

59.  601          4111 Plains                           Potter
                  Amarillo, TX

60.  603          3505 N.E. 24th                        Potter
                  Amarillo, TX

61.  604          202 N. 23rd                           Randall
                  Canyon, TX

62.  605          535 N. 25 Mile Ave.                   Deaf Smith
                  Hereford, TX

63.  677          5811 S. Western                       Randall
    f/k/a         Amarillo, TX 79109
     599

64.  778          4001 S. 97 Highway                    Tulsa
                  Sand Springs, OK

65.  793          7001 Northwest Expressway             Oklahoma
                  Oklahoma City, OK


  STORE NO.                  ADDRESS                      COUNTY
-----------             ---------------------           -----------
66.   794               2121 N.W. 23rd                  Oklahoma
                        Oklahoma City, OK

67.   795               1202 N.W. 40th                  Comanche
                        Lawton, OK

68.   796               10700 S. Penn                   Cleveland
                        Oklahoma City, OK

69.   850               316 E. Main                     Osage
                        Pawhuska, OK

70.   851               702 Fir Street                  Noble
                        Perry, OK

71.   852               305 S. Broadway                 Pawnee
                        Cleveland, OK

72.   853               1629 S. Main                    Delaware
                        Jay, OK

73.   854               310 S. Main                     Kay
                        Blackwell, OK

74.   855               108 S. Division                 Okfuskee
                        Okemah, OK

75.   856               813 E. Cherokee                 Nowata
                        Nowata, OK

76.   857               102 Haskell Blvd.               Muskogee
                        Haskell, OK

77.   880               3115 W. Okmulgee St.            Muskogee
                        Muskogee, OK

78.   881               1300 S. York                    Muskogee
                        Muskogee, OK

79.   882               800 E. Okmulgee                 Muskogee
                        Muskogee, OK

80.   883               6 East Shawnee                  Muskogee
                        Muskogee, OK

81.   886               24 S.E. 33rd Street             Oklahoma
                        Edmond, OK

82.   887               2213 S.W. 74th Street           Oklahoma
                        Oklahoma City, OK


  STORE NO.                       ADDRESS                  COUNTY
---------------         -------------------------        ---------
83.  Office             2601 Northwest Expressway        Oklahoma
                        Suite 1100 East
                        Oklahoma City, OK

84.                     4901 N. Cooper                   Oklahoma
                        Oklahoma City, OK

                                   SCHEDULE V

                                       TO

                               SECURITY AGREEMENT

                       PATENTS, TRADEMARKS AND COPYRIGHTS

                          [TO BE COMPLETED BY GRANTORS]

                                  SCHEDULE VI-A

                                       TO

                               SECURITY AGREEMENT

                               LEASEHOLD LOCATIONS



STORE NO.             ADDRESS                        COUNTY                             COMMENTS
---------         ----------------                 -----------                  ---------------------
1.     26         (520 Minnesota)                  Grady                        Leased
                  Chickasha, OK

2.    101         1100 W. Main                     Cleveland                    Leased
                  Norman. OK

3.    122         6473 N. MacArthur                Oklahoma                     Leased
                  Oklahoma City, OK

4.    125         3828 W. Owen K. Garriott         Garfield                     Part Leased/Part Owned
                  Enid. OK

5.    127         759 Grand Avenue                 Grady                        Part Leased/Part Owned
                  Chickasha. OK

6.    141         1402 N. Main St.                 Texas                        Leased
                  Guymon, TX

7.    145         1800 Central                     Ford                         Leased
                  Dodge City, KS

8.    146         1701 N. Milt Phillips            Seminole                     Leased
                  Seminole, OK

9.    148         1212 Choctaw                     Custer                       Leased
                  Clinton, OK

10.   153         1108 N.W. 18th                   Oklahoma                     Leased
                  Oklahoma City, OK

11.   154         2016 N.W. 39th St.               Oklahoma                     Leased
                  Oklahoma City, OK

12.   161         510 N. Commerce                  Carter                       Leased
                  Ardmore, OK

13.   163         4308 S.E. 44th                   Oklahoma                     Leased
                  Oklahoma City, OK


STORE NO.           ADDRESS                       COUNTY                 COMMENTS
---------       ----------------                -----------        ---------------------
14.  164        706 Flynn                       Woods              Part Leased/Part Owned
                Alva, OK

15.  167        1310 Oklahoma Ave.              Woodward           Leased
                Woodward, OK

16.  170        412 W. Third                    Beckham            Part Leased/Part Owned
                Elk City, OK

17.  178        505 S. Chickasaw                Garvin             Leased
                Pauls Valley, OK

18.  181        12508 N. May Ave.               Oklahoma           Leased
                Oklahoma City, OK

19.  182        1401 Beech Ave.                 Stephens           Part Leased/Part Owned
                Duncan, OK

20.  183        3020 N.W. 16th St.              Oklahoma           Leased
                Oklahoma City, OK

21.  192        415 S.W. 59th                   Oklahoma           Leased
                Oklahoma City, OK

22.  195        4301 S. May Ave.                Oklahoma           Own building/Leased land
                Oklahoma City, OK

23.  196        2705 N. Harrison                Pottawatomie       Leased
                Shawnee, OK

24.  197        11241 W. Reno                   Canadian           Leased
                Oklahoma City (Yukon), OK

25.  200        1724 W. Lindsey Rd.             Cleveland          Leased
                Norman, OK

26.  204        115 E. Hiway 152                Canadian           Leased
                Mustang, OK

27.  207        9320 N. Penn                    Oklahoma           Leased
                Oklahoma City, OK

28.  457        3948 S. Peoria                  Tulsa              Leased
                Tulsa, OK

29.  502        2235 E. 61st St.                Tulsa              Leased
                Tulsa, OK

30.  503        1110 S. Denver                  Tulsa              Leased
                Tulsa, OK


STORE NO.           ADDRESS                       COUNTY              COMMENTS
---------       ----------------                -----------       ---------------------

31.  515        915 S. Madison                  Washington        Leased
                Bartlesville, OK

32.  528        12011 S. Memorial               Tulsa             Leased
                Bixby, OK

33.  529        3405 S. Georgia                 Randall           Leased
                Amarillo, TX

34.  549        400 Plaza Court                 Tulsa             Leased
                Sand Springs, OK

35.  550        6402 E. Pine                    Tulsa             Leased
                Tulsa, OK

36.  553        575 N. Gilcrease Museum Road    Osage             Leased
                Tulsa, OK

37.  561        708 S. Aspen                    Tulsa             Leased
                Broken Arrow, OK

38.  567        3139 S. Harvard                 Tulsa             Leased
                Tulsa, OK

39.  573        19302 E. Admiral Blvd.          Wagoner           Leased
                Tulsa, OK

40.  578        700 E. Cherokee                 Wagoner           Leased
                Wagoner, OK

41.  582        230 W. 1st                      Moore             Leased
                Dumas, TX

42.  587        101 W. 10th St.                 Hutchinson        Leased
                Borger, TX

43.  600        7302 S.W. 34th                  Randall           Leased
                Amarillo, TX

44.  601        4111 Plains                     Potter            Leased
                Amarillo, TX

45.  603        3505 N.E. 24th                  Potter            Leased
                Amarillo, TX

46.  604        202 N. 23rd                     Randall           Leased
                Canyon, TX

47.  605        535 N. 25 Mile Ave.             Deaf Smith        Leased
                Hereford, TX


STORE NO.           ADDRESS                       COUNTY                      COMMENTS
---------       ----------------                -----------             ---------------------
48.  778        4001 S. 97 Highway               Tulsa                  Leased
                Sand Springs, OK

49.  793        7001 Northwest Expressway        Oklahoma               Leased
                Oklahoma City, OK

50.  794        2121 N.W. 23rd                   Oklahoma               Leased
                Oklahoma City, OK

51.  795        1202 N.W. 40th                   Comanche               Leased
                Lawton, OK

52.  796        10700 S. Penn                    Cleveland              Leased
                Oklahoma City, OK

53.  850        316 E. Main                      Osage                  Leased
                Pawhuska, OK

54.  851        702 Fir Street                   Noble                  Leased
                Perry, OK

55.  852        305 S. Broadway                  Pawnee                 Leased
                Cleveland, OK

56.  853        1629 S. Main                     Delaware               Leased
                Jay, OK

57.  854        310 S. Main                      Kay                    Leased
                Blackwell, OK

58.  855        108 S. Division                  Okfuskee               Leased
                Okemah, OK

59.  856        813 E. Cherokee                  Nowata                 Leased
                Nowata, OK

60.  857        102 Haskell Blvd.                Muskogee               Leased
                Haskell, OK

61.  880        3115 W. Okmulgee St.             Muskogee               Leased
                Muskogee, OK

62.  881        1300 S. York                     Muskogee               Leased
                Muskogee, OK

63.  882        800 E. Okmulgee                  Muskogee               Leased
                Muskogee, OK

64.  883        6 East Shawnee                   Muskogee               Leased
                Muskogee, OK


STORE NO.           ADDRESS                       COUNTY                COMMENTS
---------       ----------------                -----------             ---------
65.  886        24 S.E. 33rd Street             Oklahoma                Leased
                Edmond, OK

66.  887        2213 S.W. 74th Street           Oklahoma                Leased
                Oklahoma City, OK

67.  Office     2601  Northwest  Expressway     Oklahoma                Leased
                Suite 1100 East
                Oklahoma City, OK

68.             4901 N. Cooper                  Oklahoma                Leased
                Oklahoma City, OK

                                  SCHEDULE IV-B

                                       TO

                               SECURITY AGREEMENT

                                 GROCERY STORES


STORE NO.           ADDRESS                       COUNTY                      COMMENTS
---------       ----------------                -----------             ---------------------

1.  26          520 Minnesota                   Grady                   Leased
                Chickasha, OK

2.  101         1100 W. Main                    Cleveland               Leased
                Norman, OK

3.  102         8922 S. Memorial                Tulsa                   Owned Store
                Tulsa, OK

4.  105         13 15 N. Eastern Ave.           Cleveland               Owned Store
                Moore, OK

5.  122         6473 N. MacArthur               Oklahoma                Leased
                Oklahoma City, OK

6.  125         3828 W. Owen K. Garriott        Garfield                Part Leased/Part Owned
                Enid, OK

7.  127         759 Grand Avenue                Grady                   Part Leased/Part Owned
                Chickasha, OK

8.  141         1402 N. Main St.                Texas                   Leased
                Guymon, TX

9.  145         1800 Central                    Ford                    Leased
                Dodge City, KS

10. 146         1701 N. Milt Phillips           Seminole                Leased
                Seminole, OK

11. 148         1212 Choctaw                    Custer                  Leased
                Clinton, OK

12. 153         1108 N.W. 18th                  Oklahoma                Leased
                Oklahoma City, OK

13. 154         2016 N.W. 39th St.              Oklahoma                Leased
                Oklahoma City, OK


STORE NO.           ADDRESS                       COUNTY                 COMMENTS
---------       ----------------                -----------        ---------------------
14. 161         510 N. Commerce                 Carter             Leased
                Ardmore, OK

15. 163         4308 S.E. 44th                  Oklahoma           Leased
                Oklahoma City, OK

16. 164         706 Flynn                       Woods              Part Leased/Part Owned
                Alva, OK

17. 167         1310 Oklahoma Ave.              Woodward           Leased
                Woodward, OK

18. 170         412 W. Third                    Beckham            Part Leased/Part Owned
                Elk City, OK

19. 178         505 S. Chickasaw                Garvin             Leased
                Pauls Valley, OK

20. 181         12508 N. May Ave.               Oklahoma           Leased
                Oklahoma City, OK

21. 182         1401 Beech Ave.                 Stephens           Part Leased/Part Owned
                Duncan, OK

22. 183         3020 N.W. 16th St.              Oklahoma           Leased
                Oklahoma City, OK

23. 188         220 E. Cleveland                Logan              Owned Store
                Guthrie, OK

24. 192         415 S.W. 59th                   Oklahoma           Leased
                Oklahoma City, OK

25. 193         301 N.W. 67th                   Comanche           Owned Store
                Lawton, OK

26. 195         4301 S. May Ave.                Oklahoma           Own building/Land Leased
                Oklahoma City, OK

27. 196         2705 N. Harrison                Pottawatomie       Leased
                Shawnee, OK

28. 197         11241 W. Reno                   Canadian           Leased
                Oklahoma City (Yukon),
                OK

29. 200         1724 W. Lindsey Rd.             Cleveland          Leased
                Norman, OK


STORE NO.           ADDRESS                     COUNTY              COMMENTS
---------       ----------------              -----------      ---------------------
30.  204        115 E. Hiway 152              Canadian         Leased
                Mustang, OK

31.  206        11120 N. Rockwell             Oklahoma         Owned Store
                Oklahoma City, OK

32.  207        9320 N. Penn                  Oklahoma         Leased
                Oklahoma City, OK

33.  208        2205 W. Edmond Rd.            Oklahoma         Owned Store
                Edmond, OK

34.  457        3948 S. Peoria                Tulsa            Leased
                Tulsa, OK

35.  495        310 W. Trudgeon               Okmulgee         Owned Store
                Henryetta, OK

36.  502        2235 E. 61st St.              Tulsa            Leased
                Tulsa, OK

37.  503        1110 S. Denver                Tulsa            Leased
                Tulsa, OK

38.  515        915 S. Madison                Washington       Leased
                Bartlesville, OK

39.  528        12011 S. Memorial             Tulsa            Leased
                Bixby, OK

40.  529        3405 S. Georgia               Randall          Leased
                Amarillo, TX

41.  538        504 E. Graham                 Mayes            Owned Store
                Pryor, OK

42.  545        12572 East 21st St.           Tulsa            Owned Store
                Tulsa, OK

43.  549        400 Plaza Court               Tulsa            Leased
                Sand Springs, OK

44.  550        6402 E. Pine                  Tulsa            Leased
                Tulsa, OK

45.  553        575 N. Gilcrease Museum       Osage            Leased
                Road
                Tulsa, OK


STORE NO.           ADDRESS                       COUNTY                COMMENTS
---------       ----------------                -----------       ---------------------
46. 561         708 S. Aspen                    Tulsa             Leased
                Broken Arrow, OK

47. 563         811 E. Frank Phillips Blvd.     Washington        Owned Store
                Bartlesville, OK

48. 567         3139 S. Harvard                 Tulsa             Leased
                Tulsa, OK

49. 573         19302 E. Admiral Blvd.          Wagoner           Leased
                Tulsa, OK

50. 574         2351 E. Kenosha                 Tulsa             Owned Store
                Broken Arrow, OK

51. 578         700 E. Cherokee                 Wagoner           Leased
                Wagoner, OK

52. 582         230 W. 1st                      Moore             Leased
                Dumas, TX

53. 587         101 W. 10th St.                 Hutchinson        Leased
                Borger, TX

54. 598         401 S. Western                  Patternson        Owned Store Closed - May
                Amarillo, TX                                      29, 1998.

55. 600         7302 S.W. 34th                  Randall           Leased
                Amarillo, TX

56. 601         4111 Plains                     Potter            Leased
                Amarillo, TX

57. 603         3505 N.E. 24th                  Potter            Leased
                Amarillo, TX

58. 604         202 N. 23rd                     Randall           Leased
                Canyon, TX

59. 605         535 N. 25 Mile Ave.             Deaf Smith        Leased
                Hereford, TX

60. 677         5811 S. Western                 Randall           Owned Store
                Amarillo, TX

61. 778         4001 S. 97 Highway              Tulsa             Leased
                Sand Springs, OK


STORE NO.           ADDRESS                       COUNTY                     COMMENTS
---------       ----------------                -----------             --------------------
62.  793        7001 Northwest                  Oklahoma                Leased
                Expressway
                Oklahoma City, OK

63.  794        2121 N.W. 23rd                  Oklahoma                Leased
                Oklahoma City, OK

64.  795        1202 N.W. 40th                  Comanche                Leased
                Lawton, OK

65.  796        10700 S. Penn                   Cleveland               Leased
                Oklahoma City, OK

66.  850        316 E. Main                     Osage                   Leased
                Pawhuska, OK

67.  851        702 Fir Street                  Noble                   Leased
                Perry, OK

68.  852        305 S. Broadway                 Pawnee                  Leased
                Cleveland, OK

69.  853        1629 S. Main                    Delaware                Leased
                Jay, OK

70.  854        310 S. Main                     Kay                     Leased
                Blackwell, OK

71.  855        108 S. Division                 Okfuskee                Leased
                Okemah, OK

72.  856        813 E. Cherokee                 Nowata                  Leased
                Nowata, OK

73.  857        102 Haskell Blvd.               Muskogee                Leased
                Haskell, OK

74.  880        3115 W. Okmulgee St.            Muskogee                Leased
                Muskogee, OK

75.  881        1300 S. York                    Muskogee                Leased
                Muskogee, OK

76.  882        800 E. Okmulgee                 Muskogee                Leased
                Muskogee, OK

77.  883        6 East Shawnee                  Muskogee                Leased
                Muskogee, OK


STORE NO.           ADDRESS                       COUNTY                 COMMENTS
---------       ----------------                -----------        ---------------------
78. 886         24 S.E. 33rd Street             Oklahoma            Leased
                Edmond, OK

79. 887         2213 S.W. 74th Street           Oklahoma            Leased
                Oklahoma City, OK

                                    EXHIBIT A

                                       TO

                               SECURITY AGREEMENT

                                POWER OF ATTORNEY

         This Power of Attorney is executed and delivered by ______________, a Delaware corporation ("Grantor") to Associated Wholesale Grocers, Inc., a Missouri corporation (hereinafter referred to as "Attorney"), as Lender under a Credit Agreement and a Security Agreement, both dated as of _________, ___
2001, and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

         Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts,
(2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract (as defined in the Loan Documents) with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; and (h) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral (as defined in the Loan Documents) and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this ____________ day of ______________, 20____.

ATTEST:

By:                                 (SEAL)
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Title:
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